UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07732

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo AllianceBernstein L.P. 1345 Avenue of the Americas New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2011

Date of reporting period: March 31, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global High Income Fund

March 31, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 23, 2011

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global High Income Fund, Inc. (the “Fund”) for the annual reporting period ended March 31, 2011. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol “AWF.”

Investment Objective and Policies

The Fund seeks high current income and secondarily, capital appreciation. The Fund invests without limit in securities denominated in non-US currencies as well as those denominated in the US dollar. The Fund may also invest, without limit, in sovereign debt securities issued by emerging and developed nations and in debt securities of US and non-US corporate issuers. For more information regarding the Fund’s risks, please see “A Word About Risk” on page 4 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 78-79.

Investment Results

The table on page 5 shows the Fund’s performance compared with its composite benchmark. The composite benchmark is composed of equal weightings of the JPMorgan Emerging Markets Bond Index Global (JPM EMBI Global), the JPM Government Bond Index-Emerging Markets (GBI-EM) (local currency-denominated) and the Barclays Capital US Corporate High Yield (HY) 2% Issuer Cap Index, for the six- and 12-month periods ended March 31, 2011. Individual performance for each of these indices is also included for both time periods.

The Fund provided solid positive absolute returns and outperformed the composite benchmark for both the six- and 12- month periods. The Fund’s overweight position to high yield corporates and exposure to emerging market corporates were the primary positive drivers of relative outperformance for both periods. The Fund’s use of leverage was also a significant positive contributor during both periods, as fixed income markets posted strong positive returns. The Fund utilized leverage through repurchase agreements at favorable rates and was able to reinvest the proceeds in higher-yielding securities.

Within the Fund’s high yield holdings, an overweight to subordinated financials (banks and insurance) within the capital structure contributed positively to relative performance for both periods. Within the Fund’s emerging market holdings, an overweight to sovereign debt in Argentina and the Ukraine, Russian corporate debt, as well as currency exposure to the Brazilian real contributed positively for both periods. An underweight to Venezuela detracted for both periods. Within the Fund’s derivative positions, credit derivative exposure contributed positively for both periods while interest rate swaps had no meaningful impact.

Market Review and Investment Strategy

The global economic recovery continued to strengthen and broaden during the 12-month period ended March 31, 2011, bolstering investors’ demand for risk assets. Global manufacturing—particularly in G7 countries—was especially strong as

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	1

demand in emerging market economies continued to drive a robust export cycle. Equity markets rebounded strongly, as measured by the S&P 500 Stock Index, and interest rates rose globally in the latter half of the period. In the US, consumer sentiment rose while the beleaguered job market began to show gains in private hiring and the unemployment rate receded from recent record levels. Despite a number of shocks in the first quarter of 2011—which included rising social unrest in North Africa and the Middle East, and a major earthquake and tsunami in Japan—the global economic expansion remained intact, and risk assets performed well.

For the 12-month period ended March 31, 2011, non-government securities outperformed, led by US high yield corporates and commercial mortgage-backed securities (CMBS). High yield performed well as strong revenue and earnings growth continued to help issuers deleverage, and default rates continued to fall. CMBS performed well, thanks to positive technicals, strong investor appetite for yield and signs of a stabilization of commercial real estate prices in core markets. Yield spreads in both of these sectors tightened significantly during the 12-month period. US investment-grade corporates also outperformed government securities.

Emerging market debt returns were also solid. US-dollar denominated emerging market debt returns were dampened late in the annual period by rising US interest rates. Argentina, one of the strongest emerging market performers for the 12-month period, benefited from strong commodity prices and an opening to new markets as well as improving country fundamentals. The Ukraine also outperformed, as the new government made progress on their International Monetary Fund program after elections earlier in 2010 led to political clarity.

The Fund’s Management Team (the “Team”) remains optimistic on the outlook for global economic growth and believes that the environment for global credit investing remains supportive. The Team believes that central banks will continue to remove excess liquidity from the financial system, but still forecasts ample amounts of global liquidity. The Team continues to favor high yield corporate debt over sovereign emerging market debt. Corporate securities continue to offer relatively attractive valuations along with solid fundamentals. Business confidence is rebounding as economies recover, and corporations, particularly in the US, have strong balance sheets and ample cash flows to cover their debts.

In anticipation of higher interest rates in both developed and emerging market countries, the Fund remains defensively positioned with a short-duration bias. The Team continues to see opportunities in corporate dollar-denominated emerging market debt. This sector is receiving increased investor focus and supply is increasing at a rapid pace. Given the dramatic narrowing of spreads witnessed in 2009 and 2010 as the global economy recovered from crisis, the Team does

2	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

not expect further spread compression to be significant. In 2011, the Team expects most nongovernment sectors’

excess returns to be largely in line with their incremental yield advantage.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

AllianceBernstein Global High Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “AWF.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily NAVs and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and www.nyse.com. For additional shareholder information regarding this Fund, please see page 102.

Benchmark Disclosure

The unmanaged JPMorgan Emerging Markets Bond Index Global (JPM EMBI Global), the JPM Government Bond Index-Emerging Markets (GBI-EM) and the Barclays Capital US Corporate High Yield (HY) 2% Issuer Cap Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The J.P. Morgan® EMBI Global Index (market-capitalization weighted) represents the performance of USD denominated Brady bonds, Eurobonds, and trade loans issued by sovereign and quasi-sovereign entities. The J.P. Morgan® Government Bond Index-Emerging Markets (GBI-EM) represents the performance of local currency government bonds issued by emerging markets. The Barclays Capital High Yield 2% Issuer Constrained Index is the 2% Issuer Cap component of the US Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange risk may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Trying to enhance investment returns by borrowing money or using other leverage tools— magnify both gains and losses, resulting in greater volatility. Prices for goods and services tend to rise over time, which may erode the purchasing power of investments. A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. The Fund utilizes leverage. Trying to enhance investment returns by borrowing money or using other leverage tools magnifies both gains and losses, resulting in greater volatility. The Fund maintains asset coverage of at least 300%. The use of derivatives by the Fund, such as forwards, futures, options and swaps, may result in a form of leverage.

As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. The values of mortgage-related and asset-backed securities are particularly sensitive to changes in interest rates due to prepayment risk. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The market values of the Fund’s holdings rise and fall from day to day, so investments may lose value. Portfolios that hold a smaller number of securities may be more volatile than more diversified portfolios, since gains or losses from each security will have a greater impact on the portfolio’s overall value.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2011	Returns
	6 Months	12 Months
AllianceBernstein Global High Income Fund (NAV)*	6.81%	16.30%

Composite Benchmark: 33% JPM GBI-EM/33% JPM EMBI Global/33% Barclays Capital US Corporate HY 2% Issuer Capped Index	2.75%	11.26%

JPM GBI-EM	1.90%	10.68%

JPM EMBI Global	-0.85%	8.65%

Barclays Capital US Corporate HY 2% Issuer Cap Index	7.24%	14.26%

The Fund’s market price per share on March 31, 2011 was $14.90. The Fund’s NAV per share on March 31, 2011 was $15.48. For additional financial highlights, please see page 81.

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance by 0.01% for the 12-month period ended March 31, 2011.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on page 4.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	5

Historical Performance

PORTFOLIO SUMMARY

March 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,318.7

*	All data are as of March 31, 2011. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represents 0.6% or less in the following security types: Common Stock, Governments—Sovereign Agencies, Inflation-Linked Securities, Local Governments—Regional Bonds, Options Purchased—Calls, Supranationals and Warrants. “Other” country weightings represent 0.8% or less in the following countries: Australia, Austria, Barbados, Belgium, Bermuda, Cayman Islands, Chile, China, Colombia, Cote D’Ivoire, Croatia, Czech Republic, Denmark, Egypt, El Salvador, France, Ghana, Greece, Hong Kong, Hungary, Iceland, India, Indonesia, Italy, Jamaica, Japan, Lithuania, Luxembourg, Mexico, New Zealand, Norway, Panama, Peru, Philippines, Poland, Serbia & Montenegro, Singapore, Spain, Supranational, Sweden, Switzerland, Trinidad & Tobago, Turkey and Uruguay.

6	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2011

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 63.0%
Industrial – 53.9%
Basic – 6.8%
AK Steel Corp. 7.625%, 5/15/20(a)	U.S.$	1,505	$1,535,100
Aleris International, Inc. 7.625%, 2/15/18(b)		2,500	2,506,250
Algoma Acquisition Corp. 9.875%, 6/15/15(b)		2,785	2,562,200
Appleton Papers, Inc. 10.50%, 6/15/15(b)		1,300	1,368,250
Boise Paper Holdings LLC/Boise Finance Co. 9.00%, 11/01/17		1,100	1,221,000
Celanese US Holdings LLC 6.625%, 10/15/18(b)		408	420,240
CF Industries, Inc. 7.125%, 5/01/20		900	1,021,500
Consol Energy, Inc. 8.25%, 4/01/20		2,175	2,411,531
Evraz Group SA 9.50%, 4/24/18(b)		3,834	4,493,448
FMG Resources August 2006 Pty Ltd. 7.00%, 11/01/15(b)		1,250	1,296,875
Georgia Gulf Corp. 10.75%, 10/15/16		1,500	1,597,500
Georgia-Pacific LLC 7.125%, 1/15/17(b)		800	849,000
8.875%, 5/15/31		366	441,945
Graphic Packaging International, Inc. 7.875%, 10/01/18		899	963,054
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 4.813%, 11/15/14(c)		938	886,410
Huntsman International LLC 8.625%, 3/15/21(b)		2,060	2,245,400
Ineos Group Holdings PLC 8.50%, 2/15/16(a)(b)		6,801	6,860,509
James River Escrow, Inc. 7.875%, 4/01/19(b)		251	259,785
JMC Steel Group 8.25%, 3/15/18(b)		722	738,245
Kerling PLC 10.625%, 2/01/17(b)	EUR	1,492	2,304,764
KRATON Polymers LLC/KRATON Polymers Capital Corp. 6.75%, 3/01/19(b)	U.S.$	217	220,255

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	7

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lyondell Chemical Co. 11.00%, 5/01/18	U.S.$	1,700	$1,908,250
MacDermid, Inc. 9.50%, 4/15/17(b)		1,800	1,912,500
Momentive Performance Materials, Inc. 11.50%, 12/01/16		750	804,375
Nalco Co. 6.625%, 1/15/19(b)		750	771,563
NewMarket Corp. 7.125%, 12/15/16		988	1,017,640
NewPage Corp. 10.00%, 5/01/12		735	486,938
11.375%, 12/31/14		1,650	1,652,062
Norske Skogindustrier ASA 7.00%, 6/26/17	EUR	1,228	1,470,572
Nova Chemicals Corp. 8.625%, 11/01/19	U.S.$	1,426	1,595,337
Novelis, Inc. 8.75%, 12/15/20(b)		3,075	3,382,500
Omnova Solutions, Inc. 7.875%, 11/01/18(b)		1,833	1,855,912
PE Paper Escrow GMBH 12.00%, 8/01/14(b)		664	763,600
Polymer Group, Inc. 7.75%, 2/01/19(b)		3,500	3,609,375
Polypore International, Inc. 7.50%, 11/15/17(b)		940	987,000
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(b)		1,345	1,439,150
Rhodia SA 3.748%, 10/15/13(b)(c)	EUR	428	603,581
6.875%, 9/15/20(b)	U.S.$	1,142	1,163,413
Severstal OAO Via Steel Capital SA 9.75%, 7/29/13(b)		3,238	3,654,892
Smurfit Kappa Acquisitions 7.75%, 11/15/19(b)	EUR	1,535	2,278,734
Solutia, Inc. 7.875%, 3/15/20	U.S.$	928	1,006,880
Steel Capital SA for OAO Severstal 9.25%, 4/19/14(b)		2,480	2,811,700
Steel Dynamics, Inc. 7.625%, 3/15/20		1,200	1,287,000
7.75%, 4/15/16		1,150	1,224,750
TPC Group LLC 8.25%, 10/01/17(b)		2,107	2,228,152
United States Steel Corp. 6.65%, 6/01/37		1,137	1,046,040
7.375%, 4/01/20		700	733,250

8	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Vedanta Resources PLC 8.75%, 1/15/14(a)(b)	U.S.$	4,404	$4,695,765
Verso Paper Holdings LLC/Verso Paper, Inc. 8.75%, 2/01/19(a)(b)		900	936,000
Series B 11.375%, 8/01/16(a)		2,100	2,226,000
Westvaco Corp. 7.95%, 2/15/31		1,000	1,046,207
Weyerhaeuser Co. 7.375%, 3/15/32(a)		3,090	3,258,365

			90,060,764

Capital Goods – 5.5%
Alion Science and Technology Corp. 12.00%, 11/01/14(d)		911	938,301
Alliant Techsystems, Inc. 6.875%, 9/15/20		521	543,794
Ardagh Glass Finance PLC 8.75%, 2/01/20(b)	EUR	860	1,261,450
9.25%, 7/01/16(b)		532	818,036
Ardagh Packaging Finance PLC 7.375%, 10/15/17(b)	U.S.$	230	246,100
9.25%, 10/15/20(b)	EUR	427	632,376
Associated Materials LLC 9.125%, 11/01/17(b)	U.S.$	944	1,010,080
BE Aerospace, Inc. 6.875%, 10/01/20		1,236	1,279,260
Berry Plastics Corp. 9.75%, 1/15/21(b)		1,525	1,509,750
10.25%, 3/01/16		800	778,000
Bombardier, Inc. 7.75%, 3/15/20(b)		1,266	1,375,193
Building Materials Corp. of America 7.00%, 2/15/20(b)		985	1,021,938
7.50%, 3/15/20(b)		849	882,960
Case New Holland, Inc. 7.875%, 12/01/17(b)		1,393	1,547,971
Clondalkin Industries BV 8.00%, 3/15/14(b)	EUR	1,312	1,822,179
CNH America LLC 7.25%, 1/15/16	U.S.$	1,775	1,939,187
CPI International Acquisition, Inc. 8.00%, 2/15/18(b)		1,233	1,240,706
Crown European Holdings SA 7.125%, 8/15/18(b)	EUR	305	448,455
Graham Packaging Co. LP/GPC Capital Corp. 8.25%, 10/01/18	U.S.$	800	858,000

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Griffon Corp. 7.125%, 4/01/18(b)	U.S.$	718	$730,565
Grohe Holding GMBH 8.625%, 10/01/14(a)(b)	EUR	2,602	3,798,918
HeidelbergCement AG 8.50%, 10/31/19		1,330	2,134,622
Huntington Ingalls Industries, Inc. 6.875%, 3/15/18(b)	U.S.$	640	668,000
7.125%, 3/15/21(b)		632	658,860
IFCO Systems NV 10.00%, 6/30/16(b)	EUR	1,200	1,981,246
KUKA AG 8.75%, 11/15/17(b)		1,038	1,566,672
Manitowoc Co., Inc. (The) 8.50%, 11/01/20	U.S.$	1,910	2,048,475
Masco Corp. 6.125%, 10/03/16(a)		1,825	1,871,844
Nordenia International AG 9.75%, 7/15/17	EUR	1,206	1,857,839
Obrascon Huarte Lain SA 7.375%, 4/28/15		500	705,943
OI European Group BV 6.75%, 9/15/20(b)		1,000	1,431,372
Owens-Brockway Glass Container, Inc. 6.75%, 12/01/14	U.S.$	1,388	1,417,495
Plastipak Holdings, Inc. 8.50%, 12/15/15(b)		2,325	2,441,250
Ply Gem Industries, Inc. 8.25%, 2/15/18(b)		2,650	2,722,875
Pregis Corp. 5.998%, 4/15/13(c)	EUR	1,100	1,500,460
RBS Global, Inc./Rexnord LLC 8.50%, 5/01/18	U.S.$	1,900	2,052,000
11.75%, 8/01/16		700	750,750
Rexam PLC 6.75%, 6/29/67	EUR	2,020	2,798,332
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19(b)	U.S.$	444	455,100
8.50%, 5/15/18(b)		1,800	1,822,500
9.00%, 4/15/19(b)		1,153	1,193,355
RSC Equipment Rental Inc/RSC Holdings III LLC 8.25%, 2/01/21(b)		650	676,000
10.25%, 11/15/19		2,400	2,736,000
Sequa Corp. 11.75%, 12/01/15(b)		2,320	2,505,600

10	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Terex Corp. 8.00%, 11/15/17	U.S.$	1,323	$1,394,111
Textron Financial Corp. 6.00%, 2/15/67(b)		575	488,750
TransDigm, Inc. 7.75%, 12/15/18(b)		2,600	2,791,750
United Rentals North America, Inc. 8.375%, 9/15/20		3,086	3,224,870
USG Corp. 6.30%, 11/15/16		797	749,180
Wienerberger AG 6.50%, 12/31/49	EUR	1,100	1,435,298

			72,763,768

Communications - Media – 5.6%
Allbritton Communications Co. 8.00%, 5/15/18	U.S.$	2,955	3,117,525
CCH II LLC/CCH II Capital Corp. 13.50%, 11/30/16		1,500	1,796,250
CCO Holdings LLC/CCO Holdings Capital Corp. 7.00%, 1/15/19		250	256,250
7.00%, 1/15/19(b)		250	255,625
7.25%, 10/30/17		600	627,000
Cengage Learning Acquisitions, Inc. 10.50%, 1/15/15(b)		2,575	2,626,500
Central European Media Enterprises Ltd. 11.625%, 9/15/16(b)	EUR	2,331	3,592,548
Cequel Communications Holdings I LLC and Cequel Capital Corp. 8.625%, 11/15/17(b)	U.S.$	2,345	2,444,662
Charter Communications Operating LLC/Charter Communications Operating Capital 8.00%, 4/30/12(b)		1,096	1,150,748
Citadel Broadcasting Corp. 7.75%, 12/15/18(b)		1,035	1,121,681
Clear Channel Communications, Inc. 5.75%, 1/15/13		1,500	1,485,000
10.75%, 8/01/16		1,810	1,724,025
Clear Channel Worldwide Holdings, Inc. 9.25%, 12/15/17		65	71,013
Series B 9.25%, 12/15/17		2,058	2,256,082
Columbus International, Inc. 11.50%, 11/20/14(b)		4,160	4,794,400
CSC Holdings LLC 6.75%, 4/15/12		42	43,575
7.625%, 7/15/18		598	654,810

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Dex One Corp. 12.00%, 1/29/17(a)(d)	U.S.$	1,037	$658,578
DISH DBS Corp. 7.125%, 2/01/16		1,250	1,334,375
European Media Capital SA 10.00%, 2/01/15(e)		1,574	1,101,958
Hughes Network Systems LLC/HNS Finance Corp. 9.50%, 4/15/14		1,050	1,084,125
Intelsat Jackson Holdings SA 11.25%, 6/15/16		2,497	2,662,426
Intelsat Luxembourg SA 11.25%, 2/04/17		1,200	1,311,000
Kabel BW Erste Beteiligungs GMBH/Kabel Baden-Wurttemberg GMBH & Co. KG 7.50%, 3/15/19(b)		487	499,175
7.50%, 3/15/19(b)	EUR	537	774,355
Lamar Media Corp. 6.625%, 8/15/15	U.S.$	2,500	2,556,250
Liberty Media LLC 5.70%, 5/15/13		1,480	1,544,750
LIN Television Corp. 6.50%, 5/15/13		2,150	2,150,000
8.375%, 4/15/18		750	815,625
Local TV Finance LLC 9.25%, 6/15/15(b)(d)		1,286	1,250,878
McClatchy Co. (The) 11.50%, 2/15/17		600	675,000
New York Times Co. (The) 6.625%, 12/15/16(b)		1,300	1,309,750
Nielsen Finance LLC/Nielsen Finance Co. 7.75%, 10/15/18(b)		515	552,338
Quebecor Media, Inc. 7.75%, 3/15/16		2,810	2,915,375
Rainbow National Services LLC 10.375%, 9/01/14(b)		1,685	1,748,188
Seat Pagine Gialle SpA 10.50%, 1/31/17(b)	EUR	1,000	1,254,222
Sinclair Television Group, Inc. 8.375%, 10/15/18(b)	U.S.$	660	697,950
9.25%, 11/01/17(b)		1,485	1,655,775
Sirius XM Radio, Inc. 8.75%, 4/01/15(b)		2,000	2,250,000
Technicolor 5.75%, 9/25/15(f)(g)	EUR	975	19,345
Telesat Canada/Telesat LLC 11.00%, 11/01/15	U.S.$	440	490,050

12	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Univision Communications, Inc. 8.50%, 5/15/21(b)	U.S.$	200	$207,000
12.00%, 7/01/14(b)		862	930,960
UPC Holding BV 8.375%, 8/15/20(b)	EUR	1,000	1,452,630
UPCB Finance III Ltd. 6.625%, 7/01/20(b)	U.S.$	1,105	1,082,900
Valassis Communications, Inc. 6.625%, 2/01/21(b)		600	582,750
Virgin Media Finance PLC 8.375%, 10/15/19		2,300	2,587,500
WMG Holdings Corp. 9.50%, 12/15/14(a)		3,600	3,672,000
XM Satellite Radio, Inc. 7.625%, 11/01/18(b)		775	817,625
Ziggo Bond Co. BV 8.00%, 5/15/18(b)	EUR	2,300	3,381,793

			74,044,340

Communications - Telecommunications – 3.9%
Cincinnati Bell, Inc. 8.25%, 10/15/17	U.S.$	1,250	1,259,375
8.75%, 3/15/18		1,850	1,745,937
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/01/15(b)		1,680	1,814,400
Cricket Communications, Inc. 7.75%, 10/15/20		2,600	2,619,500
Crown Castle International Corp. 7.125%, 11/01/19		1,500	1,571,250
Digicel Group Ltd. 10.50%, 4/15/18(b)		2,384	2,729,680
eAccess Ltd. 8.25%, 4/01/18(b)		1,626	1,668,683
Fairpoint Communications, Inc. Series 1 13.125%, 4/02/18(g)		1,512	13,233
Frontier Communications Corp. 9.00%, 8/15/31		1,000	1,022,500
Level 3 Financing, Inc. 8.75%, 2/15/17		1,950	1,935,375
9.25%, 11/01/14		829	847,653
10.00%, 2/01/18		1,000	1,001,250
MetroPCS Wireless, Inc. 6.625%, 11/15/20		1,350	1,348,313
7.875%, 9/01/18		1,300	1,391,000
MTS International Funding Ltd. 8.625%, 6/22/20(b)		2,495	2,853,531

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

NII Capital Corp. 7.625%, 4/01/21	U.S.$	1,362	$1,392,645
Pacnet Ltd. 9.25%, 11/09/15(b)		1,902	1,930,530
PAETEC Holding Corp. 9.50%, 7/15/15		750	785,625
9.875%, 12/01/18(b)		1,480	1,561,400
Phones4u Finance PLC 9.50%, 4/01/18	GBP	1,750	2,754,712
Sprint Capital Corp. 6.875%, 11/15/28	U.S.$	3,225	2,975,062
8.75%, 3/15/32		130	138,288
Sprint Nextel Corp. 6.00%, 12/01/16		400	401,500
Sunrise Communications Holding 8.50%, 12/31/18(b)	EUR	1,400	2,103,125
tw telecom holdings, Inc 8.00%, 3/01/18	U.S.$	2,376	2,563,110
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(b)		1,500	1,707,000
Wind Acquisition Finance SA 7.25%, 2/15/18(b)		1,400	1,470,000
11.75%, 7/15/17(b)		2,200	2,530,000
Windstream Corp. 7.50%, 4/01/23(b)		675	664,875
7.75%, 10/01/21(b)		1,715	1,742,869
8.125%, 8/01/13-9/01/18		2,168	2,361,080

			50,903,501

Consumer Cyclical - Automotive – 2.4%
Affinia Group, Inc. 9.00%, 11/30/14		1,310	1,349,300
9.00%, 11/30/14(b)		885	911,550
Allison Transmission, Inc. 11.00%, 11/01/15(b)		2,275	2,468,375
American Axle & Manufacturing Holdings, Inc. 9.25%, 1/15/17(b)		1,150	1,276,500
American Axle & Manufacturing, Inc. 7.875%, 3/01/17		209	212,135
ArvinMeritor, Inc. 8.125%, 9/15/15		1,300	1,352,000
10.625%, 3/15/18		1,175	1,321,875
Cooper Tire & Rubber Co. 8.00%, 12/15/19		1,250	1,315,625
Cooper-Standard Automotive, Inc. 8.50%, 5/01/18		1,900	2,042,500

14	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Dana Holding Corp. 6.50%, 2/15/19	U.S.$	300	$298,500
6.75%, 2/15/21		326	326,000
Exide Technologies 8.625%, 2/01/18(b)		757	808,097
Ford Motor Co. 7.45%, 7/16/31(a)		2,500	2,706,525
Ford Motor Credit Co. LLC 3.053%, 1/13/12(c)		1,130	1,139,899
8.00%, 12/15/16		600	681,109
Goodyear Tire & Rubber Co. (The) 7.00%, 3/15/28		400	376,000
8.25%, 8/15/20(a)		1,891	2,023,370
8.75%, 8/15/20		343	378,158
Lear Corp. 8.125%, 3/15/20		1,550	1,705,000
Navistar International Corp. 8.25%, 11/01/21		2,400	2,661,000
Tenneco, Inc. 6.875%, 12/15/20		2,335	2,416,725
7.75%, 8/15/18		410	437,675
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc. 10.625%, 9/01/17(b)		2,321	2,587,915
Uncle Acquisition 2010 Corp. 8.625%, 2/15/19(b)		1,002	1,052,100

			31,847,933

Consumer Cyclical - Entertainment – 1.0%
AMC Entertainment Holdings, Inc. 9.75%, 12/01/20(b)		1,143	1,223,010
ClubCorp Club Operations, Inc. 10.00%, 12/01/18(b)		2,000	2,010,000
Greektown Holdings LLC 10.75%, 12/01/13(f)(g)		915	0
NAI Entertainment Holdings LLC 8.25%, 12/15/17(b)		1,920	2,054,400
Pinnacle Entertainment, Inc. 7.50%, 6/15/15		2,100	2,136,750
8.625%, 8/01/17		1,700	1,853,000
8.75%, 5/15/20		1,000	1,040,000
Regal Entertainment Group 9.125%, 8/15/18(a)		2,470	2,642,900

			12,960,060

Consumer Cyclical - Other – 5.4%
Ameristar Casinos, Inc. 7.50%, 4/15/21(b)		1,020	1,011,075
Beazer Homes USA, Inc. 6.875%, 7/15/15		1,500	1,477,500

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Boyd Gaming Corp. 9.125%, 12/01/18(b)	U.S.$	1,300	$1,342,250
Broder Brothers Co. 12.00%, 10/15/13(b)(d)		464	464,888
Caesars Entertainment Operating Co., Inc 10.00%, 12/15/18		1,400	1,277,500
11.25%, 6/01/17		885	1,005,581
Chukchansi Economic Development Authority 8.00%, 11/15/13(b)		730	540,200
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16(b)		2,956	3,052,070
Country Garden Holdings Co. 10.50%, 8/11/15		750	775,855
11.125%, 2/23/18(b)		791	802,865
Gaylord Entertainment Co. 6.75%, 11/15/14		5	5,081
GWR Operating Partnership LLP 10.875%, 4/01/17		1,600	1,734,000
Host Hotels & Resorts LP Series O 6.375%, 3/15/15		1,500	1,531,875
Series Q 6.75%, 6/01/16		890	917,812
Isle of Capri Casinos, Inc. 7.00%, 3/01/14		1,725	1,712,062
7.75%, 3/15/19(b)		1,335	1,328,325
K Hovnanian Enterprises, Inc. 10.625%, 10/15/16		2,620	2,783,750
KB Home 5.875%, 1/15/15		705	696,188
9.10%, 9/15/17		1,250	1,325,000
Lennar Corp. Series B 6.50%, 4/15/16		2,600	2,600,000
Levi Strauss & Co. 7.625%, 5/15/20		1,200	1,203,000
M/I Homes, Inc. 8.625%, 11/15/18(b)		1,860	1,860,000
Marina District Finance Co., Inc. 9.50%, 10/15/15(a)(b)		810	847,463
9.875%, 8/15/18(a)(b)		1,980	2,071,575
MCE Finance Ltd. 10.25%, 5/15/18		3,275	3,794,906
Meritage Homes Corp. 6.25%, 3/15/15		1,250	1,259,375

16	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MGM Resorts International 6.625%, 7/15/15(a)	U.S.$	1,480	$1,402,300
7.625%, 1/15/17		1,200	1,132,500
NCL Corp. Ltd. 9.50%, 11/15/18(b)		2,000	2,105,000
11.75%, 11/15/16		1,100	1,270,500
Penn National Gaming, Inc. 8.75%, 8/15/19		2,372	2,618,095
Phillips-Van Heusen Corp. 7.375%, 5/15/20		950	1,004,625
Pulte Group, Inc. 7.875%, 6/15/32		1,400	1,291,500
Quiksilver, Inc. 6.875%, 4/15/15		2,840	2,797,400
Realogy Corp. Class A 11.00%, 4/15/18(b)		1,450	1,471,750
Series C 11.00%, 4/15/18(a)(b)		750	748,125
Royal Caribbean Cruises Ltd. 6.875%, 12/01/13		1,000	1,067,500
7.00%, 6/15/13		1,000	1,065,000
7.25%, 6/15/16		500	535,625
Ryland Group, Inc. 6.625%, 5/01/20		1,800	1,755,000
Seminole Indian Tribe of Florida 6.535%, 10/01/20(b)		240	235,843
7.75%, 10/01/17(b)		1,360	1,438,200
Sheraton Holding Corp. 7.375%, 11/15/15		2,000	2,240,000
Standard Pacific Corp. 8.375%, 5/15/18		500	519,375
10.75%, 9/15/16		1,696	1,975,840
Station Casinos, Inc. 6.00%, 4/01/12(g)		6	1
6.625%, 3/15/18(g)		4,405	441
Tropicana Entertainment LLC/Tropicana Finance Corp. 9.625%, 12/15/14(f)(g)		750	0
Turning Stone Resort Casino Enterprise 9.125%, 9/15/14(b)		800	824,000
WCI Communities, Inc. 6.625%, 3/15/15(f)(g)(h)		750	0
William Lyon Homes, Inc. 10.75%, 4/01/13		2,275	1,893,937
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		3,100	3,286,000

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Yanlord Land Group Ltd. 10.625%, 3/29/18(b)	U.S.$	1,307	$1,311,967

			71,410,720

Consumer Cyclical - Restaurants – 0.6%
Burger King Corp. 9.875%, 10/15/18		2,330	2,466,887
CKE Restaurants, Inc. 11.375%, 7/15/18(a)		1,875	2,067,188
Dunkin Finance Corp. 9.625%, 12/01/18(b)		991	1,009,581
Landry’s Restaurants, Inc. 11.625%, 12/01/15		1,630	1,756,325
Series 144 11.625%, 12/01/15(b)		460	495,650

			7,795,631

Consumer Cyclical - Retailers – 2.2%
Asbury Automotive Group, Inc. 8.375%, 11/15/20(b)		901	937,040
Blockbuster, Inc. 11.75%, 10/01/14(b)(f)(g)		1,600	480,000
Bon-Ton Department Stores, Inc. (The) 10.25%, 3/15/14		2,650	2,716,250
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19(b)		260	252,200
GameStop Corp./GameStop, Inc. 8.00%, 10/01/12		578	590,283
Giraffe Acquisition Corp. 9.125%, 12/01/18(a)(b)		2,650	2,570,500
Hines Nurseries, Inc. 10.25%, 10/01/11(f)(g)(h)		1,000	0
JC Penney Corp., Inc. 7.40%, 4/01/37		2,000	1,905,000
Limited Brands, Inc. 5.25%, 11/01/14		1,060	1,102,400
6.90%, 7/15/17		1,382	1,482,195
7.60%, 7/15/37		1,000	990,000
Macy’s Retail Holdings, Inc. 5.75%, 7/15/14		1,365	1,460,550
5.90%, 12/01/16		127	136,525
Michaels Stores, Inc. 7.75%, 11/01/18(b)		1,300	1,326,000
11.375%, 11/01/16		1,105	1,204,450
Neiman Marcus Group, Inc. (The) 9.00%, 10/15/15(a)(d)		2,560	2,675,291
10.375%, 10/15/15(a)		500	526,875

18	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Penske Automotive Group, Inc. 7.75%, 12/15/16	U.S.$	600	$620,250
QVC, Inc. 7.50%, 10/01/19(b)		1,000	1,050,000
Rite Aid Corp. 6.875%, 8/15/13(a)		1,215	1,163,362
8.00%, 8/15/20		1,325	1,402,844
9.50%, 6/15/17		860	772,925
Sally Holdings LLC/Sally Capital, Inc. 9.25%, 11/15/14		800	839,000
Toys R US, Inc. 7.375%, 10/15/18		2,225	2,230,562
YCC Holdings LLC/Yankee Finance, Inc. 10.25%, 2/15/16(b)		310	312,325

			28,746,827

Consumer Non-Cyclical – 6.7%
ACCO Brands Corp. 7.625%, 8/15/15		2,955	3,014,100
10.625%, 3/15/15		1,097	1,236,868
Alere, Inc. 8.625%, 10/01/18		2,405	2,546,294
AMGH Merger Sub, Inc. 9.25%, 11/01/18(b)		1,855	1,991,806
ARAMARK Corp. 8.50%, 2/01/15		2,805	2,924,212
Aurora Diagnostics Holdings/Aurora Diagnostics Financing, Inc. 10.75%, 1/15/18(b)		2,000	2,060,000
Bakkavor Finance 2 PLC 8.25%, 2/15/18(b)	GBP	1,200	1,790,287
Bausch & Lomb, Inc. 9.875%, 11/01/15	U.S.$	2,714	2,910,765
Biomet, Inc. 11.625%, 10/15/17		2,605	2,904,575
BioScrip, Inc. 10.25%, 10/01/15		2,300	2,394,875
Blue Merger Sub, Inc. 7.625%, 2/15/19(b)		635	643,731
Care UK Health & Social Care PLC 9.75%, 8/01/17	GBP	1,200	1,958,728
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(d)	U.S.$	2,567	2,634,644
CHS/Community Health Systems, Inc. 8.875%, 7/15/15		2,529	2,668,095
ConvaTec Healthcare E SA 10.50%, 12/15/18(b)		1,570	1,648,500
Cott Beverages, Inc. 8.125%, 9/01/18		275	293,563

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

8.375%, 11/15/17	U.S.$	600	$640,500
DJO Finance LLC/DJO Finance Corp. 10.875%, 11/15/14		1,150	1,253,500
Dole Food Co., Inc. 8.00%, 10/01/16(b)		1,695	1,798,819
Elan Finance PLC/Elan Finance Corp. 8.75%, 10/15/16(b)		250	263,750
8.75%, 10/15/16		1,550	1,639,125
Elizabeth Arden, Inc. 7.375%, 3/15/21		1,325	1,382,969
Gentiva Health Services, Inc. 11.50%, 9/01/18		1,105	1,250,031
Giant Funding Corp. 8.25%, 2/01/18(b)		1,795	1,842,119
HCA Holdings, Inc. 7.75%, 5/15/21(a)(b)		2,000	2,085,000
HCA, Inc. 6.375%, 1/15/15		3,025	3,085,500
6.50%, 2/15/16		290	295,075
9.625%, 11/15/16(d)		510	549,525
Healthsouth Corp. 10.75%, 6/15/16		2,200	2,343,000
IASIS Healthcare LLC/IASIS Capital Corp. 8.75%, 6/15/14		2,345	2,394,831
Jarden Corp. 7.50%, 1/15/20		1,800	1,890,000
Mylan Inc. 7.625%, 7/15/17(b)		265	284,875
7.875%, 7/15/20(b)		260	282,100
NBTY, Inc. 9.00%, 10/01/18(b)		990	1,074,150
New Albertsons, Inc. 7.45%, 8/01/29		4,005	3,163,950
Picard Bondco SA 9.00%, 10/01/18(b)	EUR	1,500	2,237,404
Pilgrim’s Pride Corp. 7.875%, 12/15/18(b)	U.S.$	2,775	2,691,750
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 10.625%, 4/01/17(a)		1,750	1,876,875
R&R Ice Cream Ltd. 8.375%, 11/15/17(b)	EUR	1,450	1,993,292
Select Medical Corp. 6.211%, 9/15/15(c)	U.S.$	1,000	973,750
7.625%, 2/01/15		2,499	2,542,733
Smithfield Foods, Inc. 7.75%, 7/01/17		2,000	2,150,000

20	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Stater Bros Holdings, Inc. 7.375%, 11/15/18(b)	U.S.$	700	$726,250
STHI Holding Corp. 8.00%, 3/15/18(b)		425	439,875
SUPERVALU, Inc. 8.00%, 5/01/16(a)		170	170,000
Tenet Healthcare Corp. 6.875%, 11/15/31		1,500	1,243,125
8.00%, 8/01/20		400	417,000
9.25%, 2/01/15		800	881,000
Tops Holding Corp./Tops Markets LLC 10.125%, 10/15/15		1,500	1,612,500
Universal Hospital Services, Inc. 3.834%, 6/01/15(c)		500	485,000
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 8.00%, 2/01/18		1,620	1,658,475
8.00%, 2/01/18(b)		365	372,756
Vanguard Health Systems, Inc. Zero Coupon, 2/01/16(b)		525	333,375
Visant Corp. 10.00%, 10/01/17		2,490	2,689,200
Voyager Learning Exchange 8.375%, 12/01/14(f)(g)(h)		1,550	0
Warner Chilcott Co./Warner Chilcott Finance LLC 7.75%, 9/15/18(b)		1,750	1,833,125

			88,467,347

Energy – 5.2%
Antero Resources Finance Corp. 9.375%, 12/01/17		2,363	2,575,670
ATP Oil & Gas Corp. 11.875%, 5/01/15		3,000	3,150,000
Basic Energy Services, Inc. 7.75%, 2/15/19(b)		1,200	1,236,000
Bluewater Holding BV 3.303%, 7/17/14(b)(c)		2,300	1,957,875
Calfrac Holdings LP 7.50%, 12/01/20(b)		766	792,810
Chaparral Energy, Inc. 8.875%, 2/01/17		2,600	2,730,000
Chesapeake Energy Corp. 6.50%, 8/15/17		600	648,750
6.625%, 8/15/20		1,100	1,171,500
6.875%, 11/15/20		1,683	1,817,640
Cie Generale de Geophysique-Veritas 7.50%, 5/15/15		113	116,108
7.75%, 5/15/17		25	26,281

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

9.50%, 5/15/16	U.S.$	800	$892,000
Citgo Petroleum Corp. 11.50%, 7/01/17(b)		2,919	3,400,635
Complete Production Services, Inc. 8.00%, 12/15/16		2,800	2,954,000
Continental Resources, Inc./OK 7.125%, 4/01/21		724	769,250
Denbury Resources, Inc. 6.375%, 8/15/21		624	639,600
8.25%, 2/15/20		521	582,218
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19(b)		1,100	1,102,750
9.25%, 12/15/17(b)		2,000	2,140,000
Expro Finance Luxembourg SCA 8.50%, 12/15/16(b)		1,371	1,357,290
Forest Oil Corp. 7.25%, 6/15/19		2,535	2,649,075
Golden Close Maritime Corp. 11.00%, 12/09/15		900	972,674
Helix Energy Solutions Group, Inc. 9.50%, 1/15/16(b)		2,000	2,110,000
Hercules Offshore, Inc. 10.50%, 10/15/17(b)		625	640,625
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(b)		3,220	3,332,700
Key Energy Services, Inc. 6.75%, 3/01/21		1,166	1,186,405
Linn Energy LLC/Linn Energy Finance Corp. 7.75%, 2/01/21(b)		400	427,000
8.625%, 4/15/20(b)		1,600	1,776,000
McJunkin Red Man Corp. 9.50%, 12/15/16(b)		2,500	2,531,250
Newfield Exploration Co. 6.625%, 9/01/14-4/15/16		1,530	1,570,050
Offshore Group Investments Ltd. 11.50%, 8/01/15(b)		2,450	2,719,500
OPTI Canada, Inc. 8.25%, 12/15/14(a)		3,500	1,868,125
Parker Drilling Co. 9.125%, 4/01/18		129	138,675
Perpetual Energy, Inc. 8.75%, 3/15/18(b)	CAD	1,800	1,860,148
Petrohawk Energy Corp. 7.25%, 8/15/18(b)	U.S.$	2,000	2,060,000
7.25%, 8/15/18		650	669,500
PHI, Inc. 8.625%, 10/15/18		1,250	1,307,812

22	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Pioneer Natural Resources Co. 5.875%, 7/15/16	U.S.$	500	$526,399
Plains Exploration & Production Co. 7.00%, 3/15/17		1,057	1,091,352
7.75%, 6/15/15		946	987,387
Pride International, Inc. 6.875%, 8/15/20		416	471,640
Range Resources Corp. 7.50%, 5/15/16		500	518,750
SandRidge Energy, Inc. 7.50%, 3/15/21(b)		327	339,263
8.75%, 1/15/20		1,850	2,016,500
Southwestern Energy Co. 7.50%, 2/01/18		1,000	1,133,750
Tesoro Corp. 6.25%, 11/01/12		164	173,020
6.50%, 6/01/17		2,695	2,775,850
9.75%, 6/01/19		480	544,800

			68,458,627

Other Industrial – 1.8%
Briggs & Stratton Corp. 6.875%, 12/15/20		398	416,905
Brightstar Corp. 9.50%, 12/01/16(b)		1,600	1,718,000
Education Management LLC/Education Management Finance Corp. 8.75%, 6/01/14		350	358,313
10.25%, 6/01/16		1,050	1,097,250
Exova Ltd. 10.50%, 10/15/18(b)	GBP	813	1,362,904
10.50%, 10/15/18(b)		231	388,606
Interline Brands, Inc. 7.00%, 11/15/18	U.S.$	1,753	1,796,825
Lecta SA 5.093%, 2/15/14(a)(b)(c)	EUR	1,201	1,650,995
Liberty Tire Recycling 11.00%, 10/01/16(b)	U.S.$	2,800	3,143,000
Marfrig Overseas Ltd. 9.50%, 5/04/20(b)		1,771	1,846,267
Mueller Water Products, Inc. 7.375%, 6/01/17		700	684,250
8.75%, 9/01/20		611	679,738
Neenah Foundry Co. 15.00%, 7/29/15(f)		315	312,636
New Enterprise Stone & Lime Co. 11.00%, 9/01/18(b)		2,600	2,632,500
Pipe Holdings PLC 9.50%, 11/01/15(b)	GBP	1,216	2,014,105

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sensus USA, Inc. 8.625%, 12/15/13	U.S.$	1,365	$1,385,475
Wendel 4.375%, 8/09/17	EUR	1,100	1,403,028

			22,890,797

Services – 1.3%
Live Nation Entertainment, Inc. 8.125%, 5/15/18(b)	U.S.$	225	231,187
Lottomatica SpA 8.25%, 3/31/66(b)	EUR	1,545	2,238,839
Mobile Mini, Inc. 7.875%, 12/01/20(b)	U.S.$	1,175	1,245,500
Service Corp. International/US 6.75%, 4/01/16		1,485	1,581,525
7.50%, 4/01/27		1,500	1,425,000
ServiceMaster Co. (The) 10.75%, 7/15/15(b)(d)		2,480	2,635,000
Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc. 10.75%, 8/01/16		1,970	2,152,225
Travelport LLC 9.875%, 9/01/14		3,049	2,968,964
West Corp. 7.875%, 1/15/19(b)		1,400	1,426,250
8.625%, 10/01/18(b)		161	169,453
11.00%, 10/15/16		1,100	1,182,500

			17,256,443

Technology – 3.5%
Advanced Micro Devices, Inc. 7.75%, 8/01/20		273	280,508
8.125%, 12/15/17		1,345	1,398,800
Alcatel-Lucent USA, Inc. 6.45%, 3/15/29		1,500	1,290,000
6.50%, 1/15/28		1,850	1,591,000
Amkor Technology, Inc. 9.25%, 6/01/16		1,290	1,352,887
Aspect Software, Inc. 10.625%, 5/15/17(b)		2,126	2,274,820
Buccaneer Merger Sub, Inc. 9.125%, 1/15/19(b)		813	861,780
CDW Escrow Corp. 8.50%, 4/01/19(b)		1,400	1,401,750
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18(b)		1,750	1,846,250
11.50%, 10/12/15(d)		1,300	1,404,000
Ceridian Corp. 11.25%, 11/15/15		2,475	2,574,000

24	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CommScope, Inc. 8.25%, 1/15/19(b)	U.S.$	3,300	$3,448,500
DCP LLC/DCP Corp. 10.75%, 8/15/15(b)		1,705	1,645,325
Eastman Kodak Co. 7.25%, 11/15/13(a)		316	314,420
First Data Corp. 7.375%, 6/15/19(b)		750	765,938
9.875%, 9/24/15		872	893,800
11.25%, 3/31/16		1,750	1,743,437
Freescale Semiconductor, Inc. 8.875%, 12/15/14(a)		1,530	1,585,462
9.25%, 4/15/18(b)		737	807,015
10.125%, 12/15/16(a)		1,785	1,896,562
Interactive Data Corp. 10.25%, 8/01/18(b)		2,300	2,581,750
Iron Mountain, Inc. 6.625%, 1/01/16		2,780	2,793,900
8.375%, 8/15/21		2,000	2,165,000
NXP BV/NXP Funding LLC 3.053%, 10/15/13(c)		670	664,138
9.50%, 10/15/15		730	775,625
Sanmina-SCI Corp. 8.125%, 3/01/16(a)		2,947	3,050,145
Seagate HDD Cayman 6.875%, 5/01/20(b)		1,193	1,190,018
Sensata Technologies BV 8.00%, 5/01/14		460	483,000
Serena Software, Inc. 10.375%, 3/15/16		470	494,675
STATS ChipPAC Ltd. 7.50%, 8/12/15(b)		541	589,690
SunGard Data Systems, Inc. 7.625%, 11/15/20(b)		1,600	1,644,000
10.25%, 8/15/15		300	315,000

			46,123,195

Transportation - Airlines – 0.7%
Air Canada 12.00%, 2/01/16(b)		1,300	1,355,250
American Airlines, Inc. 10.50%, 10/15/12		884	961,350
AMR Corp. 9.00%, 8/01/12		1,056	1,061,280
Continental Airlines 2003-ERJ1 Pass Through Trust Series RJ03 7.875%, 7/02/18		1,249	1,236,512

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Continental Airlines, Inc. 8.75%, 12/01/11	U.S.$	260	$267,800
Delta Air Lines, Inc. 9.50%, 9/15/14(b)		1,342	1,425,875
Northwest Airlines, Inc. Series 00-1 7.15%, 10/01/19		902	902,164
UAL 2007-1 Pass Through Trust Series 071A 6.636%, 7/02/22		1,781	1,807,893

			9,018,124

Transportation - Railroads – 0.0%
Florida East Coast Railway Corp. 8.125%, 2/01/17(b)		407	424,806

Transportation - Services – 1.3%
America West Airlines 1999-1 Pass Through Trust Series 991G 7.93%, 1/02/19		1,687	1,745,997
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.75%, 5/15/16		3,355	3,459,844
EC Finance PLC 9.75%, 8/01/17(b)	EUR	113	178,560
Hapag-Lloyd AG 9.75%, 10/15/17(b)	U.S.$	1,250	1,340,625
Hertz Corp. (The) 6.75%, 4/15/19(b)		2,187	2,167,864
7.375%, 1/15/21(b)		1,650	1,687,125
8.875%, 1/01/14		1,017	1,042,425
Oshkosh Corp. 8.50%, 3/01/20		341	382,346
Overseas Shipholding Group, Inc. 8.125%, 3/30/18		1,200	1,179,000
Quality Distribution LLC/QD Capital Corp. 11.75%, 11/01/13(d)		129	128,799
Stena AB 6.125%, 2/01/17(b)	EUR	2,000	2,650,164
Swift Services Holdings, Inc. 10.00%, 11/15/18(b)	U.S.$	1,067	1,157,695

			17,120,444

			710,293,327

Financial Institutions – 5.7%
Banking – 1.9%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	2,295	2,561,323

26	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bank of America Corp. 8.00%, 1/30/18	U.S.$	1,585	$1,704,462
8.125%, 5/15/18(a)		3,215	3,457,315
Deutsche Bank AG/London 5.50%, 9/02/15	UAH	17,000	1,885,425
HT1 Funding GMBH 6.352%, 6/30/17	EUR	1,550	1,746,345
LBG Capital No.1 PLC 8.00%, 6/15/20(b)	U.S.$	4,650	4,440,750
Regions Bank/Birmingham AL 6.45%, 6/26/37		1,500	1,380,000
Regions Financing Trust II 6.625%, 5/15/47		700	626,500
Resona Preferred Global Securities Cayman Ltd. 7.191%, 7/30/15(b)		1,300	1,295,744
Royal Bank of Scotland Group PLC Series U 7.64%, 9/29/17		50	39,750
SNS Bank NV 11.25%, 12/31/49	EUR	850	1,243,770
Telenet Finance III Luxembourg S.C.A. 6.625%, 2/15/21(b)		2,200	3,059,380
UT2 Funding PLC 5.321%, 6/30/16		1,293	1,731,655

			25,172,419

Brokerage – 0.4%
E*Trade Financial Corp. 7.375%, 9/15/13	U.S.$	2,583	2,592,686
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(g)		1,690	443,625
Nuveen Investments, Inc. 10.50%, 11/15/15		1,875	1,926,563

			4,962,874

Finance – 1.3%
AGFC Capital Trust I 6.00%, 1/15/67(b)		3,700	2,238,500
Ally Financial, Inc. 6.75%, 12/01/14		1	998
8.00%, 11/01/31		662	721,580
Series 8 6.75%, 12/01/14		2,590	2,729,213
CIT Group, Inc. 7.00%, 5/01/13-5/01/17		2,176	2,187,059
ILFC E-Capital Trust II 6.25%, 12/21/65(b)		2,000	1,680,000
International Lease Finance Corp. 6.375%, 3/25/13		1,250	1,293,750

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

iStar Financial, Inc. 5.65%, 9/15/11	U.S.$	750	$751,875
Series B 5.70%, 3/01/14		1,675	1,566,125
Residential Capital LLC 9.625%, 5/15/15		3,962	3,996,667

			17,165,767

Insurance – 1.1%
Genworth Financial, Inc. 6.15%, 11/15/66		2,500	1,975,000
Hartford Financial Services Group, Inc. 8.125%, 6/15/38		3,000	3,285,000
ING Groep NV 5.775%, 12/08/15		2,250	2,081,250
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)		1,250	1,243,750
MBIA Insurance Corp. 14.00%, 1/15/33(b)		3,056	1,680,800
Stoneheath RE 6.868%, 10/15/11		600	531,000
XL Group PLC Series E 6.50%, 4/15/17(a)		4,000	3,670,000

			14,466,800

Other Finance – 0.6%
DTEK Finance BV 9.50%, 4/28/15(b)		3,065	3,244,915
Harbinger Group, Inc. 10.625%, 11/15/15(b)		1,420	1,459,050
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18		1,950	2,003,625
iPayment, Inc. 9.75%, 5/15/14		1,055	1,049,725

			7,757,315

REITS – 0.4%
Central China Real Estate Ltd. 12.25%, 10/20/15(b)		1,877	1,908,976
Developers Diversified Realty Corp. 7.875%, 9/01/20		1,800	2,063,956
Sabra Health Care LP/Sabra Capital Corp. 8.125%, 11/01/18		318	335,490
Shimao Property Holdings Ltd. 9.65%, 8/03/17		2,050	1,941,108

			6,249,530

			75,774,705

28	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 3.4%
Electric – 2.3%
AES Corp. (The) 7.75%, 3/01/14	U.S.$	2,560	$2,764,800
8.00%, 10/15/17		868	933,100
Calpine Corp. 7.25%, 10/15/17(b)		1,800	1,872,000
7.875%, 7/31/20-1/15/23(b)		1,875	1,973,438
Dynegy Holdings, Inc. 7.75%, 6/01/19		1,320	1,024,650
8.375%, 5/01/16		635	531,813
Dynegy Roseton/Danskammer Pass Through Trust Series B 7.67%, 11/08/16		1,500	1,417,500
Edison Mission Energy 7.00%, 5/15/17		1,525	1,223,812
7.50%, 6/15/13(a)		1,540	1,532,300
7.75%, 6/15/16		958	814,300
Energy Future Holdings Corp. 10.00%, 1/15/20		798	845,621
10.875%, 11/01/17		392	327,320
Series Q 6.50%, 11/15/24		1,254	586,245
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, 12/01/20		1,020	1,080,869
GenOn Energy, Inc. 7.875%, 6/15/17		1,080	1,071,900
9.50%, 10/15/18(b)		1,450	1,508,000
9.875%, 10/15/20(a)(b)		1,200	1,254,000
Homer City Funding LLC 8.137%, 10/01/19		101	91,455
8.734%, 10/01/26		243	214,959
Inkia Energy Ltd. 8.375%, 4/04/21(b)		1,115	1,120,575
Mirant Americas Generation LLC 8.50%, 10/01/21		1,270	1,320,800
NRG Energy, Inc. 7.375%, 2/01/16-1/15/17		3,640	3,780,187
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		2,405	2,371,931
Texas Competitive Electric Holdings Co. LLC Series A 10.25%, 11/01/15(a)		1,570	918,450

			30,580,025

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 1.1%
El Paso Corp. Series G 7.375%, 12/15/12	U.S.$	602	$638,425
7.75%, 1/15/32		1,524	1,707,767
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		1,760	1,900,800
Inergy LP/Inergy Finance Corp. 6.875%, 8/01/21(b)		2,500	2,606,250
Kinder Morgan Finance Co. ULC 5.70%, 1/05/16		1,410	1,478,738
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.50%, 8/15/21		2,750	2,746,562
Sabine Pass LNG LP 7.50%, 11/30/16		2,150	2,209,125
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875%, 2/01/21(b)		960	950,400

			14,238,067

			44,818,092

Total Corporates - Non-Investment Grades (cost $787,354,146)			830,886,124

CORPORATES - INVESTMENT GRADES – 12.6%
Financial Institutions – 7.2%
Banking – 3.5%
American Express Co. 6.80%, 9/01/66(a)		2,550	2,601,000
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(b)		3,300	2,161,500
Banco Santander Chile 6.50%, 9/22/20(b)	CLP	1,488,500	3,113,579
Barclays Bank PLC 4.75%, 3/15/20	EUR	1,890	1,948,615
4.875%, 12/15/14		600	729,149
Bbva International Preferred S 4.952%, 12/31/49		1,650	1,864,858
BBVA International Preferred SA Series E 8.50%, 10/21/14		550	802,844
BBVA International Preferred SA Unipersonal 5.919%, 4/18/17	U.S.$	1,265	1,070,644

30	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 8.375%, 7/26/16	U.S.$	2,750	$2,928,750
Credit Agricole SA 6.637%, 5/31/17(a)(b)		2,908	2,602,660
Danske Bank A/S 5.914%, 6/16/14(b)		1,150	1,109,750
Huntington BancShares, Inc. 7.00%, 12/15/20		780	861,126
Itau Unibanco Holding SA 10.50%, 11/23/15(b)	BRL	1,100	693,616
Morgan Stanley 3.131%, 5/30/11(c)	NZD	4,600	3,508,255
10.09%, 5/03/17(b)	BRL	5,760	3,360,426
Royal Bank of Scotland PLC (The) Series 1 5.825%, 10/27/14(c)	AUD	1,500	1,391,966
Societe Generale 6.999%, 12/19/17	EUR	1,250	1,761,454
UBS AG 4.28%, 4/15/15		2,000	2,572,246
Unicredito Italiano Capital Trust III 4.028%, 10/27/15		3,500	3,980,561
VTB Capital SA 6.875%, 5/29/18(b)	U.S.$	2,915	3,162,775
Wells Fargo & Co. Series K 7.98%, 3/15/18		3,000	3,285,000

			45,510,774

Brokerage – 0.1%
Jefferies Group, Inc. 6.875%, 4/15/21		1,207	1,281,992

Finance – 0.4%
HSBC Finance Capital Trust IX 5.911%, 11/30/35(a)		1,905	1,824,037
SLM Corp. 5.125%, 8/27/12		1,683	1,736,917
Series A 5.375%, 5/15/14		2,000	2,073,976

			5,634,930

Insurance – 2.6%
Allstate Corp. (The) 6.125%, 5/15/37(a)		1,300	1,313,000
American International Group, Inc. 6.25%, 3/15/37		1,739	1,591,185
8.175%, 5/15/58		961	1,034,276

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

AON Corp. 8.205%, 1/01/27	U.S.$	690	$766,401
Assured Guaranty US Holdings, Inc. Series A 6.40%, 12/15/66		2,869	2,166,095
Aviva PLC 4.729%, 11/28/14	EUR	3,000	3,763,516
Coventry Health Care, Inc. 5.95%, 3/15/17	U.S.$	2,000	2,074,398
Crum & Forster Holdings Corp. 7.75%, 5/01/17		720	753,300
Dai-ichi Life Insurance Co., Ltd. (The) 7.25%, 7/25/21(b)		2,295	2,226,522
Fairfax Financial Holdings Ltd. 7.75%, 6/15/17(a)		1,250	1,318,750
Genworth Financial, Inc. 7.70%, 6/15/20		600	614,841
Lincoln National Corp. 6.05%, 4/20/67(a)		2,400	2,244,000
8.75%, 7/01/19(a)		604	764,821
MetLife, Inc. 10.75%, 8/01/39(a)		2,350	3,243,000
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)(b)		2,135	2,596,380
Suncorp Metway Insurance Ltd. Series 1 6.75%, 9/23/24	AUD	1,000	924,412
Swiss Re Capital I LP 6.854%, 5/25/16(b)	U.S.$	3,700	3,620,598
Transatlantic Holdings, Inc. 8.00%, 11/30/39(a)		1,261	1,324,214
Vero Insurance Ltd. 6.15%, 9/07/25	AUD	990	861,579
ZFS Finance USA Trust V 6.50%, 5/09/37(b)	U.S.$	1,740	1,744,350

			34,945,638

Other Finance – 0.4%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)(b)		2,489	2,597,842
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(b)		2,753	3,069,479
Red Arrow International Leasing PLC 8.375%, 6/30/12	RUB	4,530	160,308

			5,827,629

REITS – 0.2%
Entertainment Properties Trust 7.75%, 7/15/20(a)(b)	U.S.$	1,908	2,060,640

32	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ProLogis 6.875%, 3/15/20(a)	U.S.$	154	$168,511

			2,229,151

			95,430,114

Industrial – 3.2%
Basic – 1.4%
Basell Finance Co. BV 8.10%, 3/15/27(b)		1,240	1,388,800
Braskem SA 7.00%, 5/07/20(b)		1,800	1,953,000
Commercial Metals Co. 6.50%, 7/15/17(a)		1,300	1,332,442
GTL Trade Finance, Inc. 7.25%, 10/20/17(b)		1,338	1,505,250
Southern Copper Corp. 7.50%, 7/27/35		3,300	3,564,927
Usiminas Commercial Ltd. 7.25%, 1/18/18(a)(b)		2,428	2,695,080
Vale Overseas Ltd. 6.875%, 11/21/36(a)		5,956	6,342,312

			18,781,811

Capital Goods – 0.2%
Lafarge SA 7.125%, 7/15/36		800	782,205
Owens Corning 7.00%, 12/01/36(a)		1,340	1,344,600
9.00%, 6/15/19		1,000	1,181,861

			3,308,666

Communications - Telecommunications – 0.2%
Alltel Corp. 7.875%, 7/01/32		160	206,813
Qwest Corp. 6.50%, 6/01/17		610	673,288
6.875%, 9/15/33(a)		1,570	1,571,962

			2,452,063

Consumer Cyclical - Retailers – 0.2%
CVS Caremark Corp. 6.302%, 6/01/37(a)		2,079	2,042,618

Consumer Non-Cyclical – 0.1%
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17(a)		1,907	2,021,842

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 0.2%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15	U.S.$	130	$134,121
TNK-BP Finance SA 7.50%, 7/18/16(b)		2,352	2,634,240

			2,768,361

Other Industrial – 0.4%
Noble Group Ltd. 6.75%, 1/29/20(a)(b)		3,932	4,207,240
8.50%, 5/30/13(b)		511	571,043

			4,778,283

Services – 0.2%
Expedia, Inc. 8.50%, 7/01/16(a)		1,948	2,118,450

Technology – 0.2%
Motorola, Inc. 6.50%, 9/01/25(a)		2,250	2,367,553
7.50%, 5/15/25		97	109,876

			2,477,429

Transportation - Airlines – 0.1%
Delta Air Lines, Inc. Series 071A 6.821%, 8/10/22(a)		1,011	1,043,803

Transportation - Services – 0.0%
Aviation Capital Group 6.75%, 4/06/21(b)		650	650,000

			42,443,326

Non Corporate Sectors – 2.0%
Agencies - Not Government Guaranteed – 2.0%
Gazprom OAO Via Gaz Capital SA 6.51%, 3/07/22(b)		12,726	13,505,467
9.25%, 4/23/19(b)		6,400	7,959,680
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(b)		850	1,056,125
VTB Capital SA 6.875%, 5/29/18(b)		3,400	3,689,000

			26,210,272

Utility – 0.2%
Electric – 0.2%
Dominion Resources, Inc. 7.50%, 6/30/66		758	793,058

34	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Empresas Publicas de Medellin ESP 7.625%, 7/29/19(b)	U.S.$	1,636	$1,865,040

			2,658,098

Total Corporates - Investment Grades (cost $145,644,765)			166,741,810

EMERGING MARKETS - SOVEREIGNS – 5.5%
Argentina – 2.6%
Argentina Bonos 7.00%, 10/03/15(a)		19,339	18,219,505
7.82%, 12/31/33	EUR	4,860	5,216,839
Series NY 2.50%, 12/31/38(a)(i)	U.S.$	3,480	1,496,400
8.28%, 12/31/33(a)		1,842	1,638,985
Series X 7.00%, 4/17/17		8,950	8,031,133

			34,602,862

Dominican Republic – 0.7%
Dominican Republic 8.625%, 4/20/27(b)		8,385	8,804,250

El Salvador – 0.7%
El Salvador 7.375%, 12/01/19(b)		705	761,400
7.625%, 9/21/34(b)		612	663,102
7.65%, 6/15/35(a)(b)		1,895	1,895,000
Republic of El Salvador 7.625%, 9/21/34(b)		150	162,525
7.65%, 6/15/35(b)		5,101	5,101,000

			8,583,027

Ghana – 0.3%
Republic of Ghana 8.50%, 10/04/17(b)		3,983	4,498,590

Jamaica – 0.1%
Republic of Jamaica 8.00%, 6/24/19		1,074	1,119,645

Philippines – 0.0%
Republic of Philippines 10.625%, 3/16/25		205	303,912

Serbia & Montenegro – 0.1%
Republic of Serbia 6.75%, 11/01/24(b)		1,042	1,044,204

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ukraine – 1.0%
Ukraine Government International Bond 6.385%, 6/26/12(a)(b)	U.S.$	1,150	$1,188,525
6.58%, 11/21/16(a)(b)		2,953	3,001,725
6.75%, 11/14/17(b)		670	681,055
7.65%, 6/11/13(a)(b)		5,845	6,158,292
Ukraine-Recap Linked Note 5.50%, 9/02/15	UAH	17,000	1,917,237

			12,946,834

Total Emerging Markets - Sovereigns (cost $51,689,541)			71,903,324

GOVERNMENTS - TREASURIES – 5.2%
Brazil – 2.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/14	BRL	9,146	5,243,154
Republic of Brazil 12.50%, 1/05/16(a)		18,780	13,026,889
12.50%, 1/05/22		18,632	13,238,061

			31,508,104

Greece – 0.3%
Hellenic Republic Government Bond Series 30YR 4.60%, 9/20/40	EUR	4,895	3,741,229

Hungary – 0.9%
Hungary Government Bond Series 14/C 5.50%, 2/12/14	HUF	970,820	5,052,369
Series 15/A 8.00%, 2/12/15		464,360	2,581,273
Series 16/C 5.50%, 2/12/16		697,550	3,524,748

			11,158,390

Ireland – 0.2%
Ireland Government Bond 4.50%, 4/18/20	EUR	3,000	2,880,459

South Africa – 1.4%
South Africa Government Bond Series R203 8.25%, 9/15/17	ZAR	60,480	8,851,563
Series R204 8.00%, 12/21/18		10,750	1,530,902

36	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series R207 7.25%, 1/15/20	ZAR	60,872	$8,220,806
Series R208 6.75%, 3/31/21		490	63,216

			18,666,487

Total Governments - Treasuries (cost $55,136,887)			67,954,669

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.3%
Non-Agency Fixed Rate CMBS – 3.3%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class AM 5.772%, 2/10/51		2,877	2,877,540
Banc of America Large Loan, Inc. Series 2009-UB1, Class A4B 5.62%, 6/24/50(b)		3,500	3,556,956
Bear Stearns Commercial Mortgage Securities Series 2007-PW18, Class AM 6.084%, 6/13/50		1,400	1,407,837
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AJ 5.222%, 7/15/44		1,017	991,113
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class AM 5.509%, 9/15/39		5,900	5,803,468
GE Capital Commercial Mortgage Corp. Series 2005-C4, Class AM 5.315%, 11/10/45		800	828,311
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class AM
5.855%, 6/12/43		1,230	1,237,648
Series 2007-LD11, Class AM 5.818%, 6/15/49		5,105	4,836,604
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class AJ 5.137%, 7/12/38		2,000	1,913,338
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AM 5.204%, 12/12/49	U.S.$	9,450	9,289,165

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Morgan Stanley Capital I Series 2005-HQ6, Class AJ 5.073%, 8/13/42	U.S.$	948	$953,495
Series 2006-IQ12, Class AM 5.37%, 12/15/43		7,700	7,799,925
Wachovia Bank Commercial Mortgage Trust Series 2006-C23, Class AM 5.466%, 1/15/45		2,100	2,164,886
Series 2007-C34, Class AM 5.818%, 5/15/46		400	403,497

Total Commercial Mortgage-Backed Securities (cost $37,208,730)			44,063,783

QUASI-SOVEREIGNS – 3.1%
Quasi-Sovereign Bonds – 3.1%
Indonesia – 0.3%
Majapahit Holding BV 7.75%, 10/17/16(b)		2,165	2,435,625
7.875%, 6/29/37(b)		699	761,910
8.00%, 8/07/19(b)		330	374,550

			3,572,085

Kazakhstan – 0.5%
Intergas Finance BV 6.375%, 5/14/17(b)		3,640	3,849,300
KazMunayGas National Co. 7.00%, 5/05/20(b)		2,658	2,863,995
9.125%, 7/02/18(b)		250	302,500

			7,015,795

Philippines – 0.1%
Power Sector Assets & Liabilities Management Corp. 7.25%, 5/27/19(b)		1,250	1,425,000

Russia – 1.9%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(b)		8,227	8,619,428
7.50%, 3/25/13	RUB	86,000	3,070,132
7.75%, 5/29/18(b)	U.S.$	11,600	12,994,320

			24,683,880

Trinidad & Tobago – 0.1%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/19(b)		1,675	2,030,938

38	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ukraine – 0.2%
NAK Naftogaz Ukraine 9.50%, 9/30/14	U.S.$	2,542	$2,792,387

Total Quasi-Sovereigns (cost $30,414,812)			41,520,085

EMERGING MARKETS - CORPORATE BONDS – 3.1%
Financial Institutions – 1.2%
Banking – 0.9%
ATF Bank JSC 9.00%, 5/11/16(b)		2,287	2,407,068
Banco BMG SA 9.15%, 1/15/16(b)		3,750	3,937,500
Banco Cruzeiro do Sul SA/Brazil 8.25%, 1/20/16(b)		3,280	3,241,336
8.875%, 9/22/20(b)		680	664,700
Bank CenterCredit 8.625%, 1/30/14(b)		1,654	1,689,065
Halyk Savings Bank of Kazakhstan JSC 7.25%, 1/28/21(b)		463	463,080

			12,402,749

Other Finance – 0.3%
AES El Salvador Trust 6.75%, 2/01/16(b)		3,100	3,053,500
6.75%, 2/01/16(b)		270	265,950

			3,319,450

			15,722,199

Industrial – 1.9%
Basic – 0.1%
Evraz Group SA 8.25%, 11/10/15(b)		1,398	1,565,760

Capital Goods – 0.2%
Cemex SAB de CV 9.00%, 1/11/18(b)		2,580	2,705,775

Consumer Cyclical - Other – 0.1%
Peermont Global Pty Ltd. 7.75%, 4/30/14(b)	EUR	1,000	1,275,480

Consumer Cyclical - Retailers – 0.2%
Edcon Holdings Pty Ltd. 6.673%, 6/15/15(b)(c)		2,066	2,459,466

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.6%
CEDC Finance Corp. International, Inc. 8.875%, 12/01/16(a)(b)	EUR	1,400	$1,790,632
9.125%, 12/01/16(b)	U.S.$	1,150	1,081,000
Foodcorp Ltd. 8.875%, 6/15/12(b)	EUR	1,000	1,448,648
Foodcorp Pty Ltd. 8.75%, 3/01/18(b)		827	1,131,003
JBS Finance II Ltd. 8.25%, 1/29/18(b)	U.S.$	2,400	2,466,000

			7,917,283

Energy – 0.2%
Pan American Energy LLC/Argentine Branch 7.875%, 5/07/21(b)		1,870	2,012,681
Zhaikmunai Finance BV 10.50%, 10/19/15(b)		760	808,412

			2,821,093

Other Industrial – 0.2%
New Reclamation Group Pty Ltd. (The) 8.125%, 2/01/13(b)	EUR	1,951	2,461,132

Technology – 0.1%
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. 10.50%, 4/15/18	U.S.$	1,490	1,665,075

Transportation - Services – 0.2%
Inversiones Alsacia SA 8.00%, 8/18/18(b)		1,980	1,870,923

			24,741,987

Total Emerging Markets - Corporate Bonds (cost $38,297,076)			40,464,186

CMOs – 3.0%
Non-Agency Fixed Rate – 1.5%
Chaseflex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		1,444	985,725
Citimortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37		3,313	2,540,078

40	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Countrywide Alternative Loan Trust Series 2006-42, Class 1A6 6.00%, 1/25/47	U.S.$	1,831	$1,203,775
Series 2006-J1, Class 1A10 5.50%, 2/25/36		4,350	3,010,316
Series 2006-J5, Class 1A1 6.50%, 9/25/36		2,435	1,583,682
First Horizon Alternative Mortgage Pass Through Certificates Series 2006-FA1, Class 1A3 5.75%, 4/25/36		1,904	1,443,651
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-7, Class A3 6.081%, 9/25/36		2,604	1,561,410
Series 2006-7, Class A4 6.171%, 9/25/36		2,740	1,655,687
Series 2006-9, Class A4 5.986%, 10/25/36		3,040	2,076,966
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1 6.25%, 7/25/37		3,648	2,730,276

			18,791,566

Non-Agency Floating Rate – 1.2%
Countrywide Alternative Loan Trust Series 2007-7T2, Class A3 0.85%, 4/25/37(c)		5,718	3,271,463
Countrywide Home Loan Mortgage Pass Through Trust Series 2007-13, Class A7 0.85%, 8/25/37(c)		3,097	2,291,179
LXS 2007-15N Series 2007-15N, Class 4A1 1.15%, 8/25/47(c)		1,185	737,460
LXS 2007-4N Series 2007-4N, Class 3A2A 1.056%, 3/25/47(c)		2,653	1,723,598
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1 1.812%, 8/25/47(c)		6,221	3,676,730
WaMu Mortgage Pass Through Certificates Series 2006-AR11, Class 3A1A 1.232%, 9/25/46(c)		2,510	1,644,015
Series 2006-AR5, Class A1A 1.302%, 6/25/46(c)		1,161	872,800
Series 2007-OA3, Class 2A1A 1.072%, 4/25/47(c)		1,367	971,369

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A 1.072%, 4/25/47(c)	U.S.$	1,541	$870,492

			16,059,106

Non-Agency ARMs – 0.3%
American Home Mortgage Assets Series 2006-5, Class A1 1.232%, 11/25/46(c)		4,750	2,437,720
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 3A1 2.65%, 3/25/36(c)		2,305	1,711,422

			4,149,142

Total CMOs (cost $38,084,047)			38,999,814

BANK LOANS – 2.5%
Industrial – 2.1%
Basic – 0.1%
Ineos US Finance LLC 7.50%, 12/16/13(c)		245	252,850
8.00%, 12/16/14(c)		280	290,631
Smurfit-Stone Container Enterprises, Inc. 6.75%, 7/15/16(c)		973	975,119

			1,518,600

Capital Goods – 0.4%
Harbor Freight Tools USA, Inc./Central Purchasing, LLC 6.50%, 12/22/17(c)		3,292	3,320,553
Hawker Beechcraft Acquisition Company LLC 2.25%-2.31%, 3/26/14(c)		68	59,599
2.31%, 3/26/14(c)		4	3,685
10.50%, 3/26/14(c)		1,807	1,833,100

			5,216,937

Communications - Media – 0.4%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.50%, 7/03/14(c)		721	689,619
Charter Communications Operating, LLC 2.25%, 3/06/14(c)		393	392,379
7.25%, 3/06/14(c)		493	499,390
Clear Channel Communications, Inc. 3.90%, 1/29/16(c)		163	143,711

42	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SuperMedia Inc. (fka Idearc Inc.) 11.00%, 12/31/15(c)	U.S.$	318	$209,976
Univision Communications Inc. 4.50%, 3/31/17(c)		2,323	2,264,938
WideOpenWest Finance , LLC 2.76%-4.75%, 6/30/14(c)		978	927,653

			5,127,666

Communications - Telecommunications – 0.2%
LightSquared LP 12.00%, 10/01/14(c)		3,247	3,178,223

Consumer Cyclical - Automotive – 0.2%
Allison Transmission, Inc. 3.01%, 8/27/14(c)		11	11,302
Federal-Mogul Corporation 2.19%-2.20%, 12/29/14-12/28/15(c)		1,974	1,924,298
Ford Motor Company 3.01%, 12/15/13(c)		177	176,960

			2,112,560

Consumer Cyclical - Entertainment – 0.2%
ClubCorp Club Operations Inc. 6.00%, 11/23/16(c)		1,372	1,380,135
Las Vegas Sands, LLC 3.00%, 11/23/16(c)		560	545,942

			1,926,077

Consumer Cyclical - Other – 0.1%
Caesars Entertainment Operating Company Inc. (fka Harrah’s Operating Company, Inc.) 3.30%, 1/28/15(c)		1,210	1,124,422
Great Atlantic & Pacific Tea Company, Inc., (The) 8.75%, 6/13/12(c)		130	131,571

			1,255,993

Consumer Cyclical - Retailers – 0.1%
Burlington Coat Factory Warehouse Corporation 6.25%, 2/23/17(c)		500	493,610
Rite Aid Corporation 2.00%-2.01%, 6/04/14(c)		962	923,745

			1,417,355

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	43

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.0%
HCA Inc. 2.56%, 11/18/13(c)	U.S.$	398	$395,658

Energy – 0.1%
CITGO Petroleum Corporation 9.00%, 6/24/17(c)		1,241	1,300,907

Other Industrial – 0.0%
Gavilon Group LLC, (The) 6.00%, 12/06/16(c)		420	420,317

Services – 0.2%
Advantage Sales & Marketing Inc. 5.25%, 12/17/17(c)		509	509,101
Aveta Inc. 8.50%, 4/14/15(c)		425	426,682
Global Cash Access, Inc. 7.00%, 3/01/16(c)		476	476,786
Sabre Inc. 2.25%-2.30%, 9/30/14(c)		735	691,912
ServiceMaster Company, (The) 2.75%, 7/24/14(c)		18	17,451
2.75%-2.81%, 7/24/14(c)		179	175,239

			2,297,171

Technology – 0.1%
First Data Corporation 3.00%, 9/24/14(c)		1,401	1,341,391
SunGard Data Systems Inc. (Solar Capital Corp.) 2.00%-2.01%, 2/28/14(c)		24	24,006

			1,365,397

Transportation - Services – 0.0%
Swift Transportation Co., LLC 6.00%, 12/21/16(c)		208	208,576

			27,741,437

Financial Institutions – 0.2%
Finance – 0.2%
CIT Group, Inc. 6.25%, 8/11/15(c)		1,311	1,331,571
Delos Aircraft Inc. 7.00%, 3/17/16(c)		106	107,026
International Lease Finance Corp (Delos Aircraft Inc) 6.75%, 3/17/15(c)		144	144,772
iStar Financial Inc. 7.00%, 6/30/14(c)		1,675	1,671,750

			3,255,119

44	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.2%
Electric – 0.2%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.) 2.81%, 11/01/13(c)	U.S.$	269	$265,217
4.81%, 5/01/14(c)		1,000	945,000
Texas Competitive Electric Holdings Company, LLC (TXU) 3.75%-3.80%, 10/10/14(c)		1,693	1,425,034

			2,635,251

Total Bank Loans (cost $32,865,125)			33,631,807

EMERGING MARKETS - TREASURIES – 2.0%
Colombia – 0.1%
Republic of Colombia 9.85%, 6/28/27	COP	1,927,000	1,257,364

Dominican Republic – 0.5%
Dominican Republic International Bond 16.00%, 7/10/20(b)	DOP	229,800	6,416,198

Egypt – 0.2%
Arab Republic of Egypt 8.75%, 7/18/12(b)	EGP	16,620	2,542,251

Indonesia – 0.5%
Indonesia Recap Linked Note 10.00%, 7/18/17	IDR	47,971,000	6,094,507

Philippines – 0.2%
Republic of Philippines 6.25%, 1/14/36	PHP	143,000	3,212,557

Turkey – 0.5%
Turkey Government Bond 11.00%, 8/06/14	TRY	9,155	6,243,460

Total Emerging Markets - Treasuries (cost $25,558,225)			25,766,337

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 1.8%
United States – 1.8%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 2007A 5.375%, 11/15/40	U.S.$	595	404,987

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	45

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Buckeye OH Tob Stlmnt Fin Auth Series 2007A-2 5.875%, 6/01/47	U.S.$	1,525	$1,011,578
California GO 7.60%, 11/01/40		750	820,102
7.95%, 3/01/36		1,915	2,046,350
California Municipal Fin Auth 8.00%, 4/01/41(j)		900	897,957
California Statewide CDA (Thomas Jefferson Sch Law) Series 2008A 7.25%, 10/01/38		810	810,915
Cumberland Cnty PA Mun Auth (Asbury Atlantic, Inc.) 6.125%, 1/01/45		825	710,284
Illinois Finance Auth (Illinois Institute of Technology) Series 06A 5.00%, 4/01/31		685	470,287
Illinois Finance Auth Series 2010A 8.125%, 2/15/40		1,420	1,333,934
Illinois GO 7.35%, 7/01/35		1,915	1,956,747
Indiana Finance Auth (Kings Daughters Hospital) 5.50%, 8/15/40		1,115	885,756
Kentucky Econ Dev Fin Auth (Owensboro Med Hlth Sys) 6.50%, 3/01/45		835	773,995
Los Angeles CA Regl Arpts Impt Corp. (American Airlines, Inc.) Series 2002C 7.50%, 12/01/24		980	950,629
Louisiana Pub Fac Auth (Ochsner Clinic Fndtn) Series 2007A 5.375%, 5/15/43		1,400	1,125,502
Mid-Bay Bridge Auth FL Series 2011A 7.25%, 10/01/40		1,650	1,640,034
Regional Transportation Dist CO (Denver Transit Partners) 6.00%, 1/15/41		2,020	1,812,203
Sioux Falls S D Health Facs 5.00%, 11/15/33		985	710,333

46	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	U.S.$	1,365	$1,379,524
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40		1,050	1,067,671
Tobacco Settlement Financing Corp. NJ Series 2007 1A 5.00%, 6/01/41		1,445	870,338
Tobacco Settlement Financing Corp. VA Series 2007B1 5.00%, 6/01/47		1,125	650,801
Turlock CA Hlth Fac COP (Emanuel Medical Center) 5.375%, 10/15/34		1,370	1,096,301

Total Local Governments - Municipal Bonds (cost $22,883,679)			23,426,228

GOVERNMENTS - SOVEREIGN BONDS – 1.4%
Brazil – 0.1%
Republic of Brazil 8.75%, 2/04/25		515	695,250

Cote D’Ivoire – 0.2%
Ivory Coast Government International Bond 2.50%, 12/31/32(b)(g)(i)		6,332	2,976,040

Croatia – 0.6%
Republic of Croatia 6.625%, 7/14/20(a)(b)		4,000	4,128,000
6.75%, 11/05/19(a)(b)		3,350	3,517,500

			7,645,500

Iceland – 0.3%
Iceland Government International Bond 3.75%, 12/01/11	EUR	3,250	4,504,400

Lithuania – 0.1%
Republic of Lithuania 7.375%, 2/11/20(a)(b)	U.S.$	1,498	1,670,270

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	47

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Panama – 0.1%
Republic of Panama 6.70%, 1/26/36	U.S.$	3	$3,360
9.375%, 4/01/29(a)		1,000	1,410,000

			1,413,360

Total Governments – Sovereign Bonds (cost $17,717,187)			18,904,820

ASSET-BACKED SECURITIES – 1.3%
Home Equity Loans - Fixed Rate – 1.0%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35		895	571,660
Series 2006-1, Class AF6 5.526%, 7/25/36		2,263	1,809,579
Series 2006-15, Class A6 5.826%, 10/25/46		1,831	1,373,520
CSAB Mortgage Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36		1,703	1,207,192
GSAA Trust Series 2005-12, Class AF5 5.659%, 9/25/35		1,800	1,393,757
Series 2006-10, Class AF3 5.985%, 6/25/36		1,855	1,113,604
Lehman XS Trust Series 2007-6, Class 3A5 5.72%, 5/25/37		870	536,644
LXS 2006-17 Series 2006-17, Class WF32 5.55%, 11/25/36		2,500	2,090,547
Morgan Stanley Mortgage Loan Trust Series 2006-15XS, Class A3 5.988%, 11/25/36		1,934	1,239,217
Series 2007-8XS, Class A2 6.00%, 4/25/37		1,950	1,396,921

			12,732,641

Home Equity Loans - Floating Rate – 0.3%
Countrywide Asset-Backed Certificates Series 2007-S2, Class A1 0.39%, 5/25/37(c)		740	685,621
Credit-Based Asset Servicing and Securitization LLC Series 2007-CB2, Class A2C 4.761%, 2/25/37(c)		3,400	1,982,695

48	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GSAA Home Equity Trust Series 2006-6, Class AF4 6.121%, 3/25/36(c)	U.S.$	1,527	$877,143
Series 2006-6, Class AF5 6.241%, 3/25/36(c)		983	564,615

			4,110,074

Total Asset-Backed Securities (cost $16,533,855)			16,842,715

		Shares
PREFERRED STOCKS – 0.9%
Financial Institutions – 0.8%
Banking – 0.3%
Zions Bancorporation. 9.50%		138,946	3,640,385

Finance – 0.5%
Ally Financial, Inc. 7.00%(b)		792	736,956
Ally Financial, Inc. 8.50%		52,000	1,294,748
Citigroup Capital XII 8.50%		99,000	2,606,670
Citigroup Capital XIII 7.875%(k)		49,625	1,359,725

			5,998,099

REITS – 0.0%
Sovereign Real Estate Investment Trust 12.00%(b)		185	214,600

			9,853,084

Industrial – 0.1%
Consumer Cyclical - Other – 0.1%
Las Vegas Sands Corp. 10.00%		16,000	1,796,688

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal National Mortgage Association 8.25%		80,000	136,000

Total Preferred Stocks (cost $12,084,143)			11,785,772

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	49

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

SUPRANATIONALS – 0.6%
Eurasian Development Bank 7.375%, 9/29/14(b)	U.S.$	1,690	$1,863,225
European Investment Bank Zero Coupon, 4/24/13(b)	IDR	65,759,400	6,542,333

Total Supranationals (cost $8,302,244)			8,405,558

LOCAL GOVERNMENTS - REGIONAL BONDS – 0.6%
Argentina – 0.2%
Provincia de Cordoba 12.375%, 8/17/17(b)	U.S.$	2,341	2,417,083

Colombia – 0.4%
Bogota Distrio Capital 9.75%, 7/26/28(b)	COP	7,758,000	5,031,155

Total Local Governments – Regional Bonds (cost $5,651,525)			7,448,238

INFLATION-LINKED SECURITIES – 0.4%
Uruguay – 0.4%
Republica Orient Uruguay 3.70%, 6/26/37(a)	UYU	44,484	2,346,539
Uruguay Government International Bond 4.25%, 4/05/27(a)		52,691	3,005,917

Total Inflation-Linked Securities (cost $4,134,092)			5,352,456

		Shares
COMMON STOCKS – 0.2%
Abitibibowater Inc/New(l)		5,000	0
American Media, Inc.(e)(h)		12,978	0
AOT Bedding Super Holdings, LLC		52	0
Broder Brothers Co.(l)		37,868	0
Fairpoint Communications, Inc.(l)		5,519	93,106
Gallery Media Holding		591	0
Greektown Superholdings, Inc.(f)(h)(l)		692	52,592
Keystone Automotive Operations, Inc.		106,736	1,350,449
Magnachip Semiconductor(f)		3,600	0
Merisant Co.(f)(h)		999	0
Neenah Enterprises, Inc.(f)(h)(l)		58,200	261,900
New American Media Shares(f)(h)		19,908	318,528
U.S. Shipping Corp.(f)(h)		31,398	0

Total Common Stocks (cost $3,681,728)			2,076,575

50	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN AGENCIES – 0.1%
Spain – 0.1%
Instituto de Credito Oficial 4.53%, 3/17/16 (cost $1,177,951)	CAD	1,300	$1,244,768

		Contracts(m)
OPTIONS PURCHASED - CALLS – 0.0%
Options on Futures Contracts – 0.0%
3 Month Euro Euribor Interest Rate Future Exercise Price $98.875, expires June 2011(l)		39	34,544

Swaptions – 0.0%
1 year Interest Rate Swap (OTC) Pay 3 Month USD-LIBOR Strike Rate 2.2%, Expires May, 2011(l)		360,000	1

Total Options Purchased – Calls (cost $239,432)			34,545

		Shares
WARRANTS – 0.0%
Alion Science And Technology C, expiring 11/01/14(h)(l)		900	0
Fairpoint Communications, Inc., expiring 1/24/18(h)(l)		9,408	0
Magnachip Semicon, expiring 12/31/49(h)(l)		18,000	0
Quality Distribution LLC/QD Capital Corp., expiring 11/01/13(h)(l)		37,362	0

Total Warrants (cost $0)			0

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.16%(n) (cost $11,017,519)		11,017,519	11,017,519

Total Investments – 111.4% (cost $1,345,676,709)			1,468,471,133
Other assets less liabilities – (11.4)%			(149,818,941)

Net Assets – 100.0%			$1,318,652,192

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	51

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Barclays Capital Inc.:
Singapore Dollar settling 5/13/11	17,030	$13,476,078	$13,511,061	$34,983
Brown Brothers Harriman & Co.:
Hungarian Forint settling 4/13/11	128,909	637,328	686,383	49,055
New Zealand Dollar settling 4/08/11	12,722	9,750,646	9,704,715	(45,931)
Citibank:
Brazilian Real settling 4/04/11(1)	18,074	11,097,422	11,070,573	(26,849)
Norwegian Krone settling 4/15/11	76,400	13,355,943	13,807,374	451,432
Credit Suisse First Boston:
China Yuan Renminbi settling 1/13/12(1)	108,604	16,754,044	16,854,078	100,034
Malaysian Ringgit settling 6/17/11(1)	20,182	6,633,173	6,663,675	30,502
South African Rand settling 4/14/11	17,926	2,624,421	2,646,044	21,623
Deutsche Bank:
Brazilian Real settling 4/04/11(1)	41,438	25,442,153	25,380,599	(61,554)
Mexican Peso settling 4/11/11	39,661	3,300,784	3,332,221	31,437
Mexican Peso settling 4/11/11	39,661	3,296,080	3,332,221	36,141
Goldman Sachs:
South African Rand settling 4/14/11	3,237	457,104	477,853	20,749
Swedish Krona settling 4/15/11	90,127	13,882,526	14,271,511	388,985
HSBC Securities Inc.:
Mexican Peso settling 4/11/11	160,000	13,249,420	13,442,667	193,247
South African Rand settling 4/14/11	683	94,401	100,884	6,483
Morgan Stanley & Co., Inc.:
South Korean Won settling 4/29/11(1)	14,776,762	13,242,606	13,450,858	208,252
Royal Bank of Scotland:
Euro settling 5/12/11	332	462,698	470,191	7,493
Norwegian Krone settling 4/15/11	73,874	12,607,385	13,350,792	743,407
Standard Chartered Bank:
Brazilian Real settling 4/04/11(1)	59,512	36,488,047	36,451,171	(36,876)
Indonesian Rupiah settling 4/18/11(1)	5,614,408	643,485	645,005	1,520
Russian Rubles settling 4/13/11(1)	11,409	401,141	401,051	(90)
Westpac Banking Corporation:
Indonesian Rupiah settling 5/20/11(1)	30,597,866	3,479,007	3,510,594	31,587

Sale Contracts:
Brown Brothers Harriman & Co.:
Great British Pound settling 4/04/11	1,145	1,847,943	1,836,403	11,540
Citibank:
Brazilian Real settling 4/04/11(1)	18,074	10,813,264	11,070,573	(257,309)
Canadian Dollar settling 5/26/11	3,009	3,058,001	3,099,671	(41,670)

52	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston:
Japanese Yen settling 5/24/11	1,063,404	$13,140,608	$12,788,252	$352,356
New Zealand Dollar settling 4/08/11	17,313	12,785,143	13,206,357	(421,214)
Deutsche Bank:
Brazilian Real settling 4/04/11(1)	41,438	24,699,073	25,380,599	(681,526)
Great British Pound settling 4/04/11	1,756	2,805,121	2,817,362	(12,241)
Goldman Sachs:
Euro settling 5/12/11	103,054	143,483,835	145,941,443	(2,457,608)
HSBC Securities Inc.:
Euro settling 5/12/11	543	758,948	768,990	(10,042)
Morgan Stanley & Co., Inc.:
Australian Dollar settling 4/18/11	1,637	1,624,251	1,690,825	(66,574)
Great British Pound settling 6/09/11	6,411	10,270,031	10,274,575	(4,544)
Royal Bank of Scotland:
Hungarian Forint settling 4/13/11	2,075,592	10,400,319	11,051,594	(651,275)
Mexican Peso settling 4/11/11	79,713	6,560,796	6,697,211	(136,415)
Standard Chartered Bank:
Brazilian Real settling 4/04/11(1)	59,512	36,539,575	36,451,172	88,403
Brazilian Real settling 5/03/11(1)	59,512	36,261,275	36,250,231	11,044
UBS Securities LLC:
Great British Pound settling 4/04/11	3,510	5,624,226	5,630,172	(5,946)
South African Rand settling 4/14/11	29,900	4,243,081	4,413,562	(170,481)
South African Rand settling 4/14/11	50,166	7,156,613	7,404,932	(248,319)
Westpac Banking Corporation:
Australian Dollar settling 4/18/11	1,316	1,326,052	1,358,821	(32,769)

(1)	Contract represents non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

CREDIT DEFAULT SWAP CONTRACTS ON INDICES, CORPORATE AND SOVEREIGN ISSUES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at March 31, 2011	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Goldman Sachs Bank USA: Hellenic Republic Government 5.9% 10/22/22, 6/20/15*	(0.50%)	10.35%	$6,000	$110,629	$—	$110,629

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	53

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at March 31, 2011	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank: Republic of Iceland 4.375% 3/10/14, 12/20/11*	(10.50)%	2.83%	EUR 3,250	$(270,302)	$—	$(270,302)

Sale Contracts
Bank of America: Boyd Gaming Corp., 6.75% 4/15/14, 3/20/16*	5.00	7.48	$2,000	(176,020)	135,000	(41,020)
Barclays Capital Inc.: CDX NAIG-15V 5 Year Index, 12/20/15*	1.00	4.38	1,400	(184,057)	195,779	11,722
Barclays Capital Inc.: NXP BV, 8.625% 10/15/15, 3/20/16*	5.00	3.94	1,350	61,308	(79,842)	(18,534)
Credit Suisse First Boston: CDX NAHY-15 5 Yr Index, 12/20/15*	5.00	7.16	3,100	(200,983)	322,400	121,417
Credit Suisse First Boston: CDX NAHY-15 5 Yr Index, 12/20/15*	5.00	7.16	3,500	(226,917)	361,375	134,458
Credit Suisse First Boston: MGM Resorts International 5.875%, 2/27/14, 3/20/16*	5.00	7.17	1,300	(100,862)	42,250	(58,612)
Credit Suisse First Boston: Wind Acquisition Finance S.A., 11% 12/1/15, 6/20/16*	5.00	3.91	3,300	160,808	(155,767)	5,041
Goldman Sachs Bank USA: Gazprom 8.625% 4/28/34, 11/20/11*+	9.25	0.55	2,900	260,932	—	260,932

54	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at March 31, 2011	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA: VTB Bank 4.25% 2/15/16, 11/20/11*+	11.50%	0.85%	$4,400	$486,714	$—	$486,714
Goldman Sachs Bank USA: Mediacom LLC, 9.125% 8/15/19, 3/20/16*+	5.00	6.38	2,750	(138,040)	116,875	(21,165)
Morgan Stanley: AK Steel Holding Corporation, 7.625% 5/15/20, 3/20/16*+	5.00	4.64	1,350	21,929	(21,988)	(59)
Morgan Stanley: CDX NAHY-15 5 Yr Index, 12/20/15*+	5.00	4.16	13,100	453,886	(294,750)	159,136
Morgan Stanley: RSHB 7.175% 5/16/13, 11/20/13*+	9.75	1.87	3,400	800,307	—	800,307

*	Termination date of the Swap Contract.

+	The Fund had collateral received from the swap counterparty. The aggregate market vale of the securities amounted to $2,124,913.

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank	$390,980	3/14/16	2.33%	3 Month LIBOR	$1,018,829
JPMorgan Chase Bank	293,230	3/14/18	3 Month LIBOR	2.98%	(501,595)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Principal Amount (000’s)	Currency	Interest Rate		Maturity+	U.S. $ Value at March 31, 2011
Barclays Capital Inc.	2,148	USD	0.45%		12/30/11	$2,151,163
Barclays Capital Inc.	12,721	USD	0.55%		12/30/11	12,741,545
Barclays Capital Inc.	2,045	USD	(1.75	)%*	12/30/11	2,038,986
Barclays Capital Inc.	200	USD	(1.75	)%*	12/30/11	198,462
Barclays Capital Inc.	898	EUR	(0.10	)%*	12/30/11	1,271,917
Barclays Capital Inc.	3,677	USD	(0.13	)%*	12/30/11	3,675,696
Barclays Capital Inc.	1,927	USD	(0.13	)%*	12/30/11	1,926,001
Barclays Capital Inc.	2,063	USD	(0.25	)%*	12/30/11	2,062,085
Barclays Capital Inc.	1,297	USD	(0.25	)%*	12/30/11	1,296,722
Barclays Capital Inc.	775	USD	(0.25	)%*	12/30/11	774,973

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	55

Portfolio of Investments

Broker	Principal Amount (000’s)	Currency	Interest Rate	Maturity+	U.S. $ Value at March 31, 2011
Barclays Capital Inc.	169	USD	(0.25)%*	12/30/11	$168,858
Barclays Capital Inc.	755	EUR	(0.50)%*	12/30/11	1,068,329
Barclays Capital Inc.	878	USD	(0.75)%*	12/30/11	877,982
Barclays Capital Inc.	1,843	USD	0.00%	12/30/11	1,842,750
Barclays Capital Inc.	501	USD	(0.50)%*	12/30/11	500,505
Barclays Capital Inc.	166	USD	(1.00)%*	12/30/11	165,686
Barclays Capital Inc.	4,934	USD	0.00%	12/30/11	4,934,000
Barclays Capital Inc.	2,726	USD	0.00%	12/30/11	2,726,000
Barclays Capital Inc.	2,026	USD	0.00%	12/30/11	2,025,625
Barclays Capital Inc.	1,952	USD	0.00%	12/30/11	1,951,750
Barclays Capital Inc.	2,742	USD	0.00%	12/30/11	2,741,700
Barclays Capital Inc.	1,588	USD	0.00%	12/30/11	1,588,440
Barclays Capital Inc.	2,120	USD	0.10%	12/30/11	2,120,171
Barclays Capital Inc.	2,262	USD	0.45%	12/30/11	2,263,811
Barclays Capital Inc.	1,457	USD	0.55%	12/30/11	1,457,431
Barclays Capital Inc.	1,415	USD	0.55%	12/30/11	1,416,347
Barclays Capital Inc.	1,070	USD	0.55%	12/30/11	1,071,273
Barclays Capital Inc.	131	USD	0.55%	12/30/11	131,514
HSBC	1,818	USD	0.50%	12/30/11	1,820,353
HSBC	4,831	USD	0.52%	12/30/11	4,837,481
ING Bank Amsterdam	1,866	USD	(2.50)%*	12/30/11	1,864,454
ING Bank Amsterdam	1,684	USD	(1.25)%*	12/30/11	1,683,165
ING Bank Amsterdam	1,590	USD	(0.75)%*	12/30/11	1,589,669
ING Bank Amsterdam	952	USD	(0.75)%*	12/30/11	951,552
ING Bank Amsterdam	779	USD	(0.50)%*	12/30/11	778,670
ING Bank Amsterdam	296	USD	(0.50)%*	12/30/11	296,073
ING Bank Amsterdam	192	USD	(0.50)%*	12/30/11	191,580
ING Bank Amsterdam	948	USD	(0.38)%*	12/30/11	947,227
ING Bank Amsterdam	1,514	USD	(0.25)%*	12/30/11	1,512,649
ING Bank Amsterdam	885	USD	(0.25)%*	12/30/11	884,541
ING Bank Amsterdam	2,673	USD	(0.10)%*	12/30/11	2,672,733
ING Bank Amsterdam	1,327	USD	(0.10)%*	12/30/11	1,326,463
ING Bank Amsterdam	1,266	USD	0.00%	12/30/11	1,265,880
ING Bank Amsterdam	1,161	USD	0.00%	12/30/11	1,161,000
ING Bank Amsterdam	1,089	USD	0.00%	12/30/11	1,089,000
ING Bank Amsterdam	975	USD	0.10%	12/30/11	975,606
ING Bank Amsterdam	546	USD	0.15%	12/30/11	546,275
ING Bank Amsterdam	13,474	USD	0.35%	12/30/11	13,481,798
ING Bank Amsterdam	4,686	USD	0.40%	12/30/11	4,688,645
ING Bank Amsterdam	5,845	USD	0.45%	12/30/11	5,849,238
ING Bank Amsterdam	4,931	USD	0.45%	12/30/11	4,935,857
ING Bank Amsterdam	4,275	USD	0.45%	12/30/11	4,280,250
ING Bank Amsterdam	1,127	USD	0.45%	12/30/11	1,127,986
ING Bank Amsterdam	311	USD	0.45%	12/30/11	311,586
ING Bank Amsterdam	6,613	USD	0.56%	12/30/11	6,616,481
ING Bank Amsterdam	6,194	USD	0.56%	12/30/11	6,194,849
ING Bank Amsterdam	2,084	USD	0.56%	12/30/11	2,084,717
ING Bank Amsterdam	3,156	USD	0.59%	12/30/11	3,160,053
ING Bank Amsterdam	1,287	USD	0.60%	12/30/11	1,288,646
ING Bank Amsterdam	4,395	USD	0.61%	12/30/11	4,401,499
ING Bank Amsterdam	1,313	USD	0.61%	12/30/11	1,315,136
ING Bank Amsterdam	1,238	USD	0.62%	12/30/11	1,239,610
JPMorgan Chase Bank	1,635	USD	(0.25)%*	12/30/11	1,633,797

56	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Broker	Principal Amount (000’s)	Currency	Interest Rate	Maturity+	U.S. $ Value at March 31, 2011
JPMorgan Chase Bank	2,184	USD	(0.15)%*	12/30/11	$2,183,035
JPMorgan Chase Bank	1,496	USD	0.00%	12/30/11	1,496,000
JPMorgan Chase Bank	2,915	USD	0.10%	12/30/11	2,915,358
JPMorgan Chase Bank	674	USD	0.25%	12/30/11	674,684
JPMorgan Chase Bank	13,125	USD	0.35%	12/30/11	13,138,488
NewEdge Securities	2,727	EUR	(0.75)%*	12/30/11	3,856,701
NewEdge Securities	1,434	USD	0.05%	12/30/11	1,433,939
Nomura Securities	1,534	USD	0.25%	12/30/11	1,535,438

					$173,427,884

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on March 31, 2011.

*	Interest payment due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $181,144,842.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the aggregate market value of these securities amounted to $574,150,187 or 43.5% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at March 31, 2011.

(d)	Pay-In-Kind Payments (PIK).

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.08% of net assets as of March 31, 2011, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
American Media, Inc.	3/04/09	$287,499	$0	0.00%
European Media Capital SA 10.00%, 2/01/15	8/18/10	2,020,251	1,004,519	0.07%
European Media Capital SA 10.00%, 2/01/15	8/18/10	196,063	97,439	0.01%

(f)	Illiquid security.

(g)	Security is in default and is non-income producing.

(h)	Fair valued.

(i)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2011.

(j)	When-Issued or delayed delivery security.

(k)	Variable rate coupon, rate shown as of March 31, 2011.

(l)	Non-income producing security.

(m)	One contract relates to 100 shares.

(n)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	57

Portfolio of Investments

Currency Abbreviations:
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CLP – Chilean Peso
COP – Colombian Peso
DOP – Dominican Peso
EGP – Egyptian Pound
EUR – Euro
GBP – Great British Pound
HUF – Hungarian Forint
IDR – Indonesian Rupiah
NZD – New Zealand Dollar
PHP – Philippine Peso
RUB – Russian Ruble
TRY – Turkish Lira
UAH – Ukrainian Hryvnia
UYU – Uruguayan Peso
ZAR – South African Rand

Glossary:
ABS – Asset-Backed Securities
ARMs – Adjustable Rate Mortgages
CDA – Community Development Authority
CMBS – Commercial Mortgage-Backed Securities
CMOs – Collateralized Mortgage Obligations
COP – Certificate of Participation
GO – General Obligation
LIBOR – London Interbank Offered Rates
MBIA – MBIA Insurance Corporation
OJSC – Open Joint Stock Company
REIT – Real Estate Investment Trust

See notes to financial statements.

58	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2011

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,334,659,190)	$1,457,453,614
Affiliated issuers (cost $11,017,519)	11,017,519
Cash	1,492,567	(a)
Foreign currencies, at value (cost $808,561)	807,568
Dividends and interest receivable	30,164,043
Receivable for investment securities sold	4,731,924
Unrealized appreciation of forward currency exchange contracts	2,820,273
Unrealized appreciation of credit default swap contracts	2,090,356
Unrealized appreciation of interest rate swap contracts	1,018,829
Upfront premiums paid on credit default swaps	552,347

Total assets	1,512,149,040

Liabilities
Payable for reverse repurchase agreements	173,427,884
Payable for investment securities purchased	11,262,672
Unrealized depreciation of forward currency exchange contracts	5,369,233
Upfront premiums received on credit default swap contracts	1,173,679
Advisory fee payable	1,100,941
Unrealized depreciation of interest rate swap contracts	501,595
Unrealized depreciation of credit default swap contracts	409,692
Administrative fee payable	23,224
Accrued expenses and other liabilities	227,928

Total liabilities	193,496,848

Net Assets	$1,318,652,192

Composition of Net Assets
Capital stock, at par	$851,718
Additional paid-in capital	1,180,045,105
Undistributed net investment income	25,656,175
Accumulated net realized loss on investment and foreign currency transactions	(10,079,469)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	122,178,663

	$1,318,652,192

Net Asset Value Per Share—100 million shares of capital stock authorized, $0.01 par value (based on 85,171,832 shares outstanding)	$15.48

(a)	An amount of $950,000 has been segregated to collateralize credit default swap contracts outstanding at March 31, 2011.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	59

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended March 31, 2011

Investment Income
Interest	$123,210,641
Dividends
Unaffiliated issuers	441,020
Affiliated issuers	13,883	$123,665,544

Expenses
Advisory fee (see Note B)	11,397,663
Custodian	239,427
Printing	219,922
Audit	82,471
Administrative	82,866
Registration fees	75,046
Directors’ fees	59,425
Transfer agency	48,776
Legal	33,110
Miscellaneous	63,200

Total expenses before interest expense	12,301,906
Interest expense	467,335

Total expenses		12,769,241

Net investment income		110,896,303

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		77,087,949
Swap contracts		2,848,706
Foreign currency transactions		(4,848,142)
Net change in unrealized appreciation/depreciation of:
Investments		6,680,328
Swap contracts		(918,951)
Foreign currency denominated assets and liabilities		(3,942,669)

Net gain on investment and foreign currency transactions		76,907,221

Contributions from Adviser (see Note B)		179,099

Net Increase in Net Assets from Operations		$187,982,623

See notes to financial statements.

60	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2011		Year Ended March 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$110,896,303		$96,632,559
Net realized gain on investment and foreign currency transactions	75,088,513		21,293,573
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,818,708		357,860,804
Contributions from Adviser (see Note B)	179,099		– 0	–

Net increase in net assets from operations	187,982,623		475,786,936
Dividends to Shareholders from
Net investment income	(102,203,133)		(92,187,081)
Capital Stock Transactions
Shares issued in connection with the acquisition of ACM Managed Dollar Income Fund, Inc.	– 0	–	118,193,362
Sale of Capital Stock	76,982		– 0	–

Total increase	85,856,472		501,793,217
Net Assets
Beginning of period	1,232,795,720		731,002,503

End of period (including undistributed net investment income of $25,656,175 and $17,308,161, respectively)	$1,318,652,192		$1,232,795,720

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	61

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2011

NOTE A

Significant Accounting Policies

AllianceBernstein Global High Income Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a

62	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

In valuing the Term Asset-Backed Securities Loan Facility (“TALF”) transactions, the Adviser utilized a portfolio pricing service to price the TALF loans. The methodologies utilized by the vendor to value the TALF loans took into consideration, among other factors, the deal characteristics, historical performance, market interest rates, and the value of the underlying collateral.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

As of June 15, 2010 and for the remainder of the reporting period, there were no TALF loans outstanding for the Fund. For the period April 1, 2010 through

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	63

Notes to Financial Statements

June 14, 2010, the Fund elected the fair value option in valuing the TALF loan liability as permitted by U.S. GAAP regarding the fair value option for financial assets and financial liabilities. The fair value option permitted a fund the opportunity to mitigate volatility in net assets caused by measuring related assets and liabilities differently. Consequently the Fund recorded the loan liability on the statement of assets and liabilities at fair value. The fair value option required that the TALF loan be marked-to-market giving consideration to relevant market factors including changes in the market value of the collateral related to the TALF loan (see Note C.4). Through June 14, 2010, the Fund did not have a difference between the aggregate fair value and the aggregate unpaid principal balance of the TALF loans outstanding.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2011:

Investments in Securities	Level 1			Level 2		Level 3		Total
Corporates—Non-Investment Grades	$	– 0	–	$821,029,224		$9,856,900		$830,886,124
Corporates—Investment Grades		– 0	–	166,741,810		– 0	–	166,741,810
Emerging Markets—Sovereigns		– 0	–	69,986,087		1,917,237		71,903,324
Governments—Treasuries		– 0	–	67,954,669		– 0	–	67,954,669
Commercial Mortgage-Backed Securities		– 0	–	3,806,031		40,257,752		44,063,783
Quasi-Sovereigns		– 0	–	41,520,085		– 0	–	41,520,085
Emerging Markets—Corporate Bonds		– 0	–	40,464,186		– 0	–	40,464,186
CMOs		– 0	–	– 0	–	38,999,814		38,999,814
Bank Loans		– 0	–	– 0	–	33,631,807		33,631,807
Emerging Markets—Treasuries		– 0	–	19,350,139		6,416,198		25,766,337
Local Governments—Municipal Bonds		– 0	–	23,426,228		– 0	–	23,426,228
Governments—Sovereign Bonds		– 0	–	18,904,820		– 0	–	18,904,820
Asset-Backed Securities		– 0	–	– 0	–	16,842,715		16,842,715
Preferred Stocks		7,742,780		4,042,992		– 0	–	11,785,772
Supranationals		– 0	–	1,863,225		6,542,333		8,405,558
Local Governments—Regional Bonds		– 0	–	7,448,238		– 0	–	7,448,238
Inflation-Linked Securities		– 0	–	5,352,456		– 0	–	5,352,456
Common Stocks		93,106		– 0	–	1,983,469		2,076,575
Governments—Sovereign Agencies		– 0	–	1,244,768		– 0	–	1,244,768
Warrants		– 0	–	– 0	–	– 0	–	– 0	–
Options Purchased-Call		34,544		– 0	–	1		34,545
Short-Term Investments		11,017,519		– 0	–	– 0	–	11,017,519

Total Investments in Securities		18,887,949		1,293,134,958		156,448,226		1,468,471,133

64	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

Investments in Securities	Level 1		Level 2	Level 3		Total
Other Financial Instruments*:
Assets
Credit Default Swaps	$–0	–	$2,090,356	$–0	–	$2,090,356
Interest Rate Swaps	– 0	–	1,018,829	– 0	–	1,018,829
Forward Currency Exchange Contracts	– 0	–	2,820,273	– 0	–	2,820,273
Liabilities
Credit Default Swaps	– 0	–	(409,692)	– 0	–	(409,692)
Interest Rate Swaps	– 0	–	(501,595)	– 0	–	(501,595)
Forward Currency Exchange Contracts	– 0	–	(5,369,233)	– 0	–	(5,369,233)

Total	$18,887,949		$1,292,783,896	$156,448,226		$1,468,120,071

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Corporates - Non-Investment Grades		Corporates - Investment Grades			Emerging Markets - Sovereigns		Commercial Mortgage- Backed Securities
Balance as of 3/31/10	$7,750,975			$11,820,433		$6,225,265		$40,789,769
Accrued discounts/ (premiums)	(556,723)			82,133		676,998		299,605
Realized gain (loss)	(987,047)			(1,122,460)		603,150		9,849,557
Change in unrealized appreciation/ depreciation	203,321			1,355,463		(251,964)		(757,922)
Purchases	11,212,363			– 0	–	1,793,489		4,288,752
Sales	(7,765,989)			(5,545,356)		(7,129,701)		(28,337,778)
Transfers into Level 3	– 0	–		– 0	–	– 0	–	14,125,769
Transfers out of Level 3	– 0	–		(6,590,213)		– 0	–	– 0	–

Balance as of 3/31/11	$9,856,900		$	– 0	–	$1,917,237		$40,257,752

Net change in unrealized appreciation/depreciation from investments held as of 3/31/11	$(798,000)		$	– 0	–	$93,438		$7,235,107

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	65

Notes to Financial Statements

	Emerging Markets - Corporate Bonds			CMOs		Bank Loans			Emerging Markets Treasuries
Balance as of 3/31/10		$4,031,250		$10,513,328			$35,405,362		$	– 0	–
Accrued discounts/ (premiums)		4,844		567,062			800,035			(2,390)
Realized gain (loss)		– 0	–	1,806,932			801,849			– 0	–
Change in unrealized appreciation/ depreciation		(98,594)		(109,557)			(391,151)			(105,641)
Purchases		– 0	–	31,807,328			18,222,190			6,524,229
Sales		– 0	–	(5,585,279)			(21,206,478)			– 0	–
Transfers into Level 3		– 0	–	– 0	–		– 0	–		– 0	–
Transfers out of Level 3		(3,937,500)		– 0	–		– 0	–		– 0	–

Balance as of 3/31/11	$	– 0	–	$38,999,814			$33,631,807			$6,416,198

Net change in unrealized appreciation/depreciation from investments held as of 3/31/11	$	– 0	–	$491,907			$829,044			$(105,641)

	Asset-Backed Securities			Supranationals		Local Governments - Regional Bonds			Common Stocks
Balance as of 3/31/10		$2,329,464		$ – 0	–		$4,323,020		$	– 0	–
Accrued discounts/ (premiums)		207,265		282,915			8,015			– 0	–
Realized gain (loss)		324,364		– 0	–		– 0	–		(483)
Change in unrealized appreciation/ depreciation		238,601		(35,841)			700,120			(1,410,760)
Purchases		16,064,281		6,295,259			– 0	–		3,394,712
Sales		(2,321,260)		– 0	–		– 0	–		– 0	–
Transfers into Level 3		– 0	–	– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–	– 0	–		(5,031,155)			– 0	–

Balance as of 3/31/11		$16,842,715		$6,542,333		$	– 0	–		$1,983,469

Net change in unrealized appreciation/depreciation from investments held as of 3/31/11		$321,559		$(35,841)		$	– 0	–		$(1,410,760)

66	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

	Options Purchased - Calls			Warrants			TALF			Total
Balance as of 3/31/10	$	– 0	–	$	– 0	–		$(11,700,000)		$111,488,866
Accrued discounts/ (premiums)		– 0	–		– 0	–		– 0	–	2,369,759
Realized gain (loss)		– 0	–		– 0	–		– 0	–	11,275,862
Change in unrealized appreciation/ depreciation		(97,199)			– 0	–		– 0	–	(761,124)
Purchases/settlements		97,200			– 0	–		11,700,000		111,399,803
Sales		– 0	–		– 0	–		– 0	–	(77,891,841)
Transfers into Level 3		– 0	–		– 0	–		– 0	–	14,125,769
Transfers out of Level 3		– 0	–		– 0	–		– 0	–	(15,558,868)

Balance as of 3/31/11		$1		$	– 0	–	$	– 0	–	$156,448,226

Net change in unrealized appreciation/depreciation from investments held as of 3/31/11		$(97,199)		$	– 0	–	$	– 0	–	$6,523,614 **

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	67

Notes to Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund’s average weekly net assets. Such fee is accrued daily and paid monthly.

For the year ended March 31, 2011, the Adviser reimbursed the Fund $179,099 for trading losses incurred due to trade entry errors.

Pursuant to the amended administration agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser, provided, however, that the reimbursement may not exceed .15% annualized of average weekly net assets. For the year ended March 31, 2011,

68	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

such fee amounted to $82,866, representing .01% annualized of the Fund’s average weekly net assets.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended March 31, 2011, there was $290 reimbursement paid to ABIS.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.- Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended March 31, 2011, is as follows:

Market Value March 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value March 31, 2011 (000)	Dividend Income (000)
$ 6,293	$449,271	$444,546	$11,018	$14

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$736,274,079		$722,660,606
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts and swap contracts) are as follows:

Cost	$1,345,696,373

Gross unrealized appreciation	$146,952,314
Gross unrealized depreciation	(24,177,554)

Net unrealized appreciation	$122,774,760

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	69

Notes to Financial Statements

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the year ended March 31, 2011, the Fund entered into foreign-currency contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which

70	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund’s selling or buying a security or currency at a price different from the current market value. For the year ended March 31, 2011, the Fund had no transactions in written options.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended March 31, 2011, the Fund held swaptions for hedging purposes.

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	71

Notes to Financial Statements

payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, The Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended March 31, 2011, the Fund held interest rate swap contracts for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund,

72	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the year ended March 31, 2011, the Fund held credit default swaps contracts for hedging and non-hedging purposes.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	73

Notes to Financial Statements

At March 31, 2011, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $43,850,000 with net unrealized appreciation of $1,979,727 and net unrealized depreciation of $139,390 and terms ranging from 8 months to 5 years, as reflected in the portfolio of investments.

In certain circumstances, Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of March 31, 2011, the Fund did not have Buy Contracts outstanding for the same referenced obligation with the same counterparty for its Sale Contracts outstanding.

Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. As of March 31, 2011, the Fund had interest rate swap contracts and credit default swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $501,595 and $409,692, respectively at March 31, 2011.

At March 31, 2011 the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation of interest rate swap contracts	$1,018,829	Unrealized depreciation of interest rate swap contracts	$501,595

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	2,820,273	Unrealized depreciation of forward currency exchange contracts	5,369,233

Credit contracts	Unrealized appreciation of credit default swap contracts	2,090,356	Unrealized depreciation of credit default swap contracts	409,692

Total		$5,929,458		$6,280,520

74	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended March 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$3,126,433	$(1,436,185)

Interest rate contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(277,727)	517,234

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(3,937,980)	(3,673,439)

Total		$(1,087,274)	$(4,592,390)

For the year ended March 31, 2011, the average monthly notional amount of credit default swap contracts was $45,790,000 and the average monthly principal amount of forward currency exchange contracts was $244,839,690. For four months of the year, the average monthly notional amount of interest rate swap contracts was $454,242,500.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	75

Notes to Financial Statements

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended March 31, 2011, the average amount of reverse repurchase agreements outstanding was $157,776,528 and the daily weighted average interest rate was 0.09%.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund will receive an additional funding fee. At March 31, 2011, the Fund had such commitments in the amount of $11,766,590 and received $0 in commitment fees for the year ended March 31, 2011.

5. Term Asset-Backed Securities Loan Facility

Through June 14, 2010, the Fund participated in the TALF program. Under the TALF program eligible borrowers may obtain a non-recourse loan from the Federal Reserve Bank of New York (“FRBNY”) by posting certain asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”) as collateral. The transfer of the collateral was not recorded as a sale on the Fund’s records. The Fund agreed to repay the non-recourse loan amount plus accrued interest under the terms of the loan, with the principal balance being due at loan

76	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

maturity. According to the terms of the TALF program, the Fund was not required to pledge further collateral should the value of the Eligible Securities transferred as collateral fell below the loan amount. The loan was prepayable in whole or in part at any time at the Fund’s option. Prepayments of principal received on the collateral during the loan term must be used to immediately reduce proportionately the loan balance outstanding. At the time of loan approval, the Fund paid a one time administration fee based upon the amount borrowed to the FRBNY.

Borrowing under TALF, as with the extension of other types of credit, subjected the Fund to certain risks, including possible delays in the recovery of securities posted as collateral or possible loss of rights in the collateral should the Fund be unable to repay a loan. Additionally, there was the risk that the expenses associated with the TALF loan, including interest expense may be greater than the income earned from the investment of the proceeds and/or the interest earned on the collateral to which the Fund was entitled. Under the TALF program, interest earned on collateral was used to pay interest expense associated with a loan. Should the interest earned exceed the interest expense on any given payment date, the remainder was applied to the principal balance. Conversely, should the interest earned on the collateral be in shortfall of the interest expense due at any given payment date, the Fund was required to expend cash for the difference in order to meet its obligation. Interest on the TALF loan was measured based on a predetermined rate on the loan origination and is reported on the statement of operations as interest expense.

As of June 14, 2010 and the remainder of the reporting period, there were no TALF loans outstanding for the Fund. For the period April 1, 2010 through June 14, 2010 the average amount of TALF loans outstanding for the Fund was $11,700,000 and the weighted average interest rate was 1.28%.

NOTE D

Capital Stock

During the year ended March 31, 2011, the Fund issued no shares in connection with the Fund’s dividend reinvestment plan; residual shares of capital stock held by the Fund were sold in the amount of $76,982.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	77

Notes to Financial Statements

be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Foreign investment risk may be particularly high to the extent the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Leverage Risk—The Fund may utilize leverage through borrowings or the investment techniques of reverse repurchase agreements and dollar rolls. Reverse

78	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

repurchase agreements and dollar rolls are speculative techniques and the proceeds from these transactions may be used, similar to borrowings by the Fund, for investment purposes.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by the favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may result in a form of leverage.

NOTE F

Acquisition of ACM Managed Dollar Income Fund, Inc. by AllianceBernstein Global High Income Fund, Inc. (the “Fund”)

On September 25, 2009, the Fund acquired all of the net assets and assumed all of the liabilities of ACM Managed Dollar Income, Inc. (“ACM Managed Dollar”), pursuant to an Agreement and Plan of Acquisition and Liquidation approved by the Board of Directors of the Fund at the Regular Meetings of the Board of Directors of the Fund held on March 11, 2009. The primary reason for the transaction was to combine a smaller fund into a larger fund with the same investment objective and with similar strategies, except that the Fund may invest in non-U.S. Dollar-denominated fixed-income securities while ACM Managed Dollar’s investments were limited to U.S. Dollar-denominated securities. On September 25, 2009, the acquisition was accomplished by a tax-free exchange of 8,835,725 shares of the Fund for 15,166,366 shares of ACM Managed Dollar. For financial reporting purposes, the assets received and shares issued by the

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	79

Notes to Financial Statements

Fund were recorded at fair value; however, the cost basis of the investments received from ACM Managed Dollar was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund and ACM Managed Dollar immediately before the acquisition were $1,020,391,036 and $118,193,362 (including $4,515,708 of net unrealized appreciation of investments), respectively. The ACM Managed Dollar’s net assets were primarily comprised of investments with a fair value of $122,868,050. Immediately after the acquisition, the combined net assets of the Fund amounted to $1,138,584,398. Stockholders participating in ACM Managed Dollar dividend reinvestment plan received full and fractional shares of the fund. Other stockholders received cash of $2,669 in lieu of 200 shares.

The financial statements reflect the Fund’s operations for the period prior to the acquisition and the combined operations for the period subsequent to the acquisition. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of ACM Managed Dollar that have been included in the Fund’s statement of operations since the acquisition was completed. Assuming the acquisition had been completed on April 1, 2009, the beginning of the annual reporting period of the Fund, the Fund’s pro-forma net investment income, net gain on investments and net increase in net assets from operations for the year ended March 31, 2010 would have been $101,229,778, $410,730,402 and $511,960,180, respectively.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2011 and March 31, 2010 were as follows:

	2011		2010
Distributions paid from:
Ordinary income	$102,203,133		$92,187,081
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions	102,203,133		92,187,081

Total distributions paid	$102,203,133		$92,187,081

As of March 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$30,554,137
Accumulated capital and other losses	(15,838,496	)(a)
Unrealized appreciation/(depreciation)	123,398,109	(b)

Total accumulated earnings/(deficit)	$138,113,750	(c)

(a)	On March 31, 2011, the Fund had a net capital loss carryover for federal income tax purposes of $10,168,184 which expires in the year 2018. To the extent future capital gains

80	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $75,494,588. For the year ended March 31, 2011, the cumulative deferred loss on straddles was $5,670,312.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the difference between book and tax treatment of swap income and the realization for tax purpose of gain/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of interest on defaulted securities.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, the tax treatment of foreign currency gains and losses, the tax treatment of defaulted securities, and the tax treatment of contributions from the Adviser resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment transactions and foreign currency transactions, and a net decrease to additional paid-in capital. This reclassification had no effect on net assets.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	81

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Year Ended March 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.47	$ 9.58	$ 13.81	$ 15.19	$ 14.54

Income From Investment Operations
Net investment income(a)	1.30	1.19	1.06	1.07	.91
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.91	4.84	(3.76)	(.77)	.72
Contributions from Adviser	.00	(b)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.21	6.03	(2.70)	.30	1.63

Less: Dividends and Distributions
Dividends from net investment income	(1.20)	(1.14)	(1.10)	(1.13)	(.98)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.43)	(.55)	– 0	–

Total dividends and distributions	(1.20)	(1.14)	(1.53)	(1.68)	(.98)

Net asset value, end of period	$ 15.48	$ 14.47	$ 9.58	$ 13.81	$ 15.19

Market value, end of period	$ 14.90	$ 14.23	$ 8.29	$ 13.10	$ 13.85

Discount, end of period	(3.75)%	(1.66)%	(13.47)%	(5.14)%	(8.82)%
Total Return
Total investment return based on:(c)
Market value	13.83	%*	88.70%	(25.76)%	7.09%	18.52%
Net asset value	16.30	%*	66.05%	(18.61)%	2.94%	12.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,318,652	$1,232,796	$731,003	$1,054,559	$1,027,252
Ratio to average net assets of:
Expenses	1.01%	1.09%	1.07%	1.53%	1.68%
Expenses, excluding interest expense	.97%	1.01%	1.01%	1.00%	1.06%
Expenses, excluding interest and TALF administration fee	.97%	1.00%	1.07%	1.53%	1.68%
Net investment income	8.76%	9.44%	9.10%	7.34%	6.24%
Portfolio turnover rate	52%	38%	40%	67%	68%

See footnote summary on page 83.

82	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from the class actions settlements, which enhanced the Fund’s performance for the year ended March 31, 2011 by 0.01%

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	83

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

AllianceBernstein Global High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global High Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global High Income Fund, Inc. at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 27, 2011

84	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended March 31, 2011. For foreign shareholders, 54.78% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	85

Tax Information

ADDITIONAL INFORMATION

(unaudited)

AllianceBernstein Global High Income Fund

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment Plan (the “Plan”), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund, unless they elect to receive cash. Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

86	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Additional Information

The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 43010, Providence, RI 02940-3010.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	87

Additional Information

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

Supplemental Proxy Information

The Annual Meeting of Stockholders of AllianceBernstein Global High Income Fund, Inc. was held on March 30, 2011.

A description of the proposal and number of shares voted at the Meeting are as follows:

1.	To elect Class Two Directors (term expires in 2011):

Director	Voted for	Authority Withheld
John H. Dobkin William H. Foulk James Guzy	77,077,037 76,983,683 76,980,012	1,994,773 2,088,088 2,091,759

88	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Results of Stockholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Marco G. Santamaria(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen Woetzel, Controller

Administrator

AllianceBernstein, L.P.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed-Income: Emerging Market Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Messrs. Paul J. DeNoon, Douglas J. Peebles, Marco G. Santamaria and Matthew S. Sheridan, members of the Global Fixed-Income: Emerging Market Investment Team, are primarily responsible for the day-to-day management of the Fund’s portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Global High Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications — As required, on April 27, 2011, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	89

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith + 1345 Avenue of the Americas New York, New York 10105 51 (2009)	Senior Vice President of the Adviser and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	99	None

90	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ++ Chairman of the Board 78 (1993)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	99	None

John H. Dobkin, # 69 (1993)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001 – 2002, Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001 – 2008.	98	None

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	91

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual Funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	98	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 75 (2006)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	98	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) from 1969 until 2008

92	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	98	None

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	93

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
Garry L. Moody, # 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP, (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	98	None

94	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 69 (2006)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	98	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006.

Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	98	None

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	95

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which lead to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person”, as defined in the “40 Act”, due to his position as Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

96	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith, 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Mutual Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Marco G. Santamaria, 45	Vice President	Vice President of the Adviser**, with which he has been associated since June 2010. Prior thereto, he was a founding partner at Global Securities Advisors, an emerging-markets oriented fixed-income hedge fund since prior to 2006.

Emilie D. Wrapp, 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

Joseph J. Mantineo, 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Stephen Woetzel, 39	Controller	Vice President of ABIS**, with which he has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	97

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory and Administration Agreements

The disinterested directors (the “directors”) of AllianceBernstein Global High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held on November 2-4, 2010.

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also discussed the proposed continuances in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

98	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. They noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary which provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees payable under the Advisory and Administration Agreements, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients (although not for the Fund) on an agency basis) and shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	99

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2010 meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”), and information prepared by the Adviser showing the Fund’s performance as compared with a composite index (33% JPMorgan Emerging Markets Bond Index Global, 33% JPMorgan Government Bond Index – Emerging Markets and 33% Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index), in each case for various periods ended July 31, 2010. The directors noted that the Fund was in the 2nd quintile of the Performance Group for the 1- and 3-year periods, in the 1st quintile of the Performance Group for the 5-year period and 1st out of 2 of the Performance Group for the 10-year period. The Fund outperformed the composite index (which, they noted, is not leveraged) in the 1-, 3- and 5-year periods. The directors recognized that the small number of other funds in the Fund’s Lipper category made performance comparisons of limited utility. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual management fee rate paid by the Fund (combined advisory fee paid to the Adviser and administration fee paid to the Administrator) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General in December 2003, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser and that such open-end funds had benefited from such reductions since 2004. The directors noted that the Fund’s contractual advisory fee rate was higher than the fee rate charged to an open-end high income fund managed by the Adviser that also invested globally, and that the Fund’s fee rate exceeded the rate paid by the open-end fund’s predecessor prior to the settlement related reduction. The directors further noted that in 2005 the directors considered and approved the Adviser’s proposal, in response to the directors’ request for advisory and administration fee reductions, to amend the Advisory Agreement to reduce the fee rate by 10 basis points (from 1.00% to 0.90%) and the Administrator’s proposal to replace the 15 basis points fee in the Administration Agreement with an amount equal to no more than the cost to the Administrator of providing administrative services subject to a maximum of 15 basis points.

100	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Fund. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which involved investments in securities of the same type that the Fund invests in (i.e., various types of fixed income securities). The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective. The directors noted that because of the small number of funds in the Fund’s Lipper category, at the request of the Adviser and the Fund’s Senior Officer, Lipper had expanded the Expense Group and Expense Universe of the Fund to include closed-end funds that are allowed to utilize leverage but do not do so. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary and temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that the Fund’s latest fiscal year actual management fee rate of 91.2 basis points (combined advisory fee paid to the Adviser plus administration fee paid to the Administrator) was higher than the Expense Group median and the same as the Expense Universe median. The directors noted that the total management fee rate would have been lower if expressed as a percentage of the Fund’s average weekly total assets (i.e., net assets plus assets supported by leverage). The directors also noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and that it was not expected to have

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	101

meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

102	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The Fund distributes its daily net asset value (NAV) to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

The Fund’s NYSE trading symbol is “AWF.” Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Saturday in Barron’s and other newspapers in a table called “Closed-End Funds.” Daily net asset value information and market price information and additional information regarding the Fund is available at www.alliancebernstein.com and at www.nyse.com.

Dividend Reinvestment Plan

If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	103

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

U.S. Large Cap Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

104	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	105

NOTES

106	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	107

NOTES

108	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein and its affiliates (collectively “AllianceBernstein”) understand the importance of maintaining the confidentiality of their clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from a variety of sources, including: (1) account documentation, including applications or other forms, which may include information such as a client’s name, address, phone number, social security number, assets, income and other household information, (2) client transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients, or former clients (collectively “clients”), except to our affiliates, or to others as permitted or required by law. From time to time, we may disclose nonpublic personal information that we collect about our clients to non-affiliated third parties, including those that perform transaction processing or servicing functions, those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement or those that provide professional services to us under a professional services agreement, all of which require the third party provider to adhere to our privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients that include restricting access to nonpublic personal information and maintaining physical, electronic and procedural safeguards which comply with applicable standards.

It is also our policy to prohibit the sharing of our clients’ personal information among our affiliated group of investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients, except as permitted by law. This information includes, but is not limited to, a client’s income and account history.

We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GHI-0151-0311

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Gary L. Moody qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees	Tax Fees

2010	$58,658	$7,200	$19,096
2011	$57,500	$8,000	$16,971

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent auditors. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2010	$956,828	$ $ $	270,142 (251,046 (19,096	) )
2011	$588,417	$ $ $	24,971 (8,000 (16,971	) )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

John H. Dobkin Michael J. Downey William H. Foulk, Jr. Nancy P. Jacklin	D. James Guzy Gary. L Moody Marshall C. Turner, Jr. Earl D. Weiner

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize shareholder value. We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies

Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, when a company engages in illegal activities or other anti-social behavior, we exercise our proxy voting rights considering such behavior.

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.)

In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies (for instance, in the U.S. such reports are required only for companies that received funds from the Troubled Asset Relief Program (“TARP”) but not other companies), we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that the important common objective of management and shareholders is met, which is maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that have received governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	Social and Corporate Responsibility

These types of shareholder proposals often raise complex and controversial issues that may have both a financial and non-financial effect on the company. They reflect increasing shareholder concern about Socially Responsible Investing, which may include environmental, social and governance-related issues, as well as other forms of responsible investing and proxy voting. These proposals present a special set of challenges because, beyond distinctions between legal and illegal activity, perspectives on social good vary widely, not only across borders but also from shareholder to shareholder.

Maximizing long-term shareholder value is the overriding concern in considering these proposals, so AllianceBernstein will review and analyze them on a case-by-case basis to determine what effect, if any, they will have on the future earnings of the company. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	Proxy Voting Procedures

3.1.	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein’s voting instructions.

3.4.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

[ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) The management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income: Emerging Markets Investment Team.

The following table lists the five members of the team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years

Paul DeNoon; since August 2002; Senior Vice President of AllianceBerntein L.P. (“AB”) and Director of Emerging Market Debt	Senior Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2006, and Director of Emerging Market Debt.

Douglas J. Peebles; since August 2002; Senior Vice President of AB, Chief Investment Officer and Co-Head of Fixed Income	Senior Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2006, and Chief Investment Officer and Co-Head of Fixed Income.

Marco Santamaria, since September 2010; Vice President of AB	Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since June 2010. Prior thereto, he was a founding partner at Global Securities Advisors, an emerging-markets oriented fixed-income hedge fund since prior to 2006.

Matthew S. Sheridan; since October 2005; Vice President of AB	Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2006,

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended March 31, 2011.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees

Paul DeNoon	91	$22,237,000,000	1	None

Douglas J. Peebles	123	$25,402,000,000	1	None

Marco Santamaria	1	$148,000,000	None	None

Matthew S. Sheridan	11	$9,712,000,000	None	None

POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees

Paul DeNoon	97	$31,422,000,000	3	$317, 000,000

Douglas J. Peebles	148	$47,363,000,000	3	$317, 000,000

Marco Santamaria	9	$3,314,000,000	None	None

Matthew S. Sheridan	32	$29,167,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees

Paul DeNoon	229	$34,173,000,000	6	$2,828,000,000

Douglas J. Peebles	421	$87,270,000,000	10	$5,123,000,000

Marco Santamaria	5	$6,364,000,000	None	None

Matthew S. Sheridan	53	$23,334,000,000	4	$2,008,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a) (3) Portfolio Manager Compensation

The Adviser’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under the Adviser’s Partners Compensation Plan (“deferred awards”): The Adviser’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. Beginning in 2009, all deferred awards are in the form of the Adviser’s publicly traded equity securities. Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser’s Master Limited Partnership Units.

(iv) Contributions under the Adviser’s Profit Sharing/401(k) Plan: The contributions are based on the Adviser’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

(v) Compensation under the Adviser’s Special Option Program: Under this Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Adviser’s publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Adviser.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended March 31, 2011 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Paul DeNoon	$0-$10,000
Marco Santamaria	None
Douglas J. Peebles	None
Matthew S. Sheridan	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	May 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	May 26, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 26, 2011